--------------------------------------------------------------------------------

                            PaineWebber Growth Fund
             1285 Avenue of the Americas, New York, New York 10019
                        Prospectus -- November 15, 1995

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The Fund is a series of PaineWebber Olympus Fund ("Trust"). This Prospectus
concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 15, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

 .Professional Management

 .Portfolio Diversification

 .Dividend and Capital Gain
 Reinvestment

 .Flexible Pricing/sm/

 .Low Minimum Investment

 .Automatic Investment Plan

 .Systematic Withdrawal Plan

 .Exchange Privileges

 .Suitable For Retirement Plans
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THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               Prospectus Page 1

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                            PAINEWEBBER GROWTH FUND

                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   3
Financial Highlights.......................................................   6
Flexible Pricing System....................................................   7
Investment Objective and Policies..........................................   9
Purchases..................................................................  11
Exchanges..................................................................  15
Redemptions................................................................  16
Conversion of Class B Shares...............................................  17
Other Services and Information.............................................  17
Dividends and Taxes........................................................  18
Valuation of Shares........................................................  19
Management.................................................................  20
Performance Information....................................................  21
General Information........................................................  22
Appendix...................................................................  23

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                               Prospectus Page 2

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                            PAINEWEBBER GROWTH FUND

                               Prospectus Summary
--------------------------------------------------------------------------------


See the body of the Prospectus for more information on the topics discussed in this summary.

The Fund:               PaineWebber Growth Fund ("Fund") is a diversified se-
                        ries of an open-end management investment company.

Investment Objective    Long-term capital appreciation; invests primarily in
 and Policies:          equity securities issued by companies deemed by the
                        Fund's investment adviser to have substantial poten-tial for capital growth.

Total Net Assets:       $383.0 million at October 31, 1995.

Investment Adviser      Mitchell Hutchins Asset Management Inc. ("Mitchell
 and Administrator:     Hutchins"), an asset management subsidiary of
                        PaineWebber Incorporated ("PaineWebber"), manages ap-proximately $44.6 billion in assets. See "Management."


Purchases:              Shares of beneficial interest are available exclu-
                        sively through PaineWebber and its correspondent firms for investors who are clients of PaineWebber or those firms ("PaineWebber clients") and, for other invest-ors, through PFPC Inc., the Fund's transfer agent
                        ("Transfer Agent").

Flexible Pricing        Investors may select Class A, Class B or Class C
 System:                shares, each with a public offering price that re-
                        flects different sales charges and expense levels. See
                        "Flexible Pricing System," "Purchases," "Redemptions" and "Conversion of Class B Shares."

 Class A Shares         Offered at net asset value plus any applicable sales
                        charge (maximum is 4.5% of public offering price).

 Class B Shares         Offered at net asset value (a maximum contingent de-
                        ferred sales charge of 5% is imposed on most redemp-tions made within six years of date of purchase).
                        Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) approxi-mately six years after purchase.

 Class C Shares         Offered at net asset value without an initial sales
                        charge (for shares purchased on or after November 10, 1995 a contingent deferred sale charge of 1% of re-demption process is imposed on most redemptions made within one year of date of purchase). Class C shares pay higher ongoing expenses than Class A shares and do not convert into another Class.

Exchanges:              Shares may be exchanged for shares of the correspond-
                        ing Class of most PaineWebber mutual funds.

Redemptions:            PaineWebber clients may redeem through PaineWebber;
                        other shareholders must redeem through the Transfer
                        Agent.

Dividends:              Declared and paid annually; net capital gain also is
                        distributed annually. See "Dividends and Taxes."

Reinvestment:           All dividends and capital gain distributions are paid
                        in Fund shares of the same Class at net asset value unless the shareholder has requested cash.

Minimum Purchase:       $1,000 for the first purchase; $100 for subsequent
                        purchases.

Other Features:
 Class A Shares         Automatic investment plan     Quantity discounts on
                                                       initial sales charge

                        Systematic withdrawal plan    365-day reinstatement
                                                       privilege
                        Rights of accumulation

 Class B Shares         Automatic investment plan     Systematic withdrawal plan


 Class C Shares         Automatic investment plan     Systematic withdrawal plan

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                               Prospectus Page 3

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                            PAINEWEBBER GROWTH FUND
                               Prospectus Summary
                                  (Continued)
--------------------------------------------------------------------------------

WHO SHOULD INVEST. The Fund invests primarily in equity securities that Mitchell Hutchins believes have substantial potential for capital growth. The Fund has the flexibility to commit its assets to both larger growth companies and smaller issuers with greater appreciation potential and a correspondingly higher level of risk. While the Fund is not intended to provide a complete or balanced investment program, it can serve as one component of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. Certain investment grade debt securities in which the Fund may invest have speculative characteristics. The Fund is permitted to purchase high yield, high risk debt securities rated lower than investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), which may be subject to greater risks of default and price fluctuation than investment grade securities and are considered predominantly speculative. The Fund's ability to invest in U.S. dollar-denominated foreign securities and its use of options and futures contracts involves special risks.

EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                                                   CLASS A   CLASS B CLASS C
                                                   -------   ------- -------
Shareholder Transaction Expenses(1)
Maximum sales charge on purchases of shares (as a
 percentage of public offering price).............   4.5%      None    None
Sales charge on reinvested dividends..............   None      None    None
Exchange fee......................................  $5.00     $5.00   $5.00
Maximum contingent deferred sales charge (as a
 percentage of net asset value at the time of
 purchase or redemption whichever is less)........   None(2)     5%      1%(3)
Annual Fund Operating Expenses(4)
 (as a percentage of average net assets)
Management fees...................................   0.75%     0.75%   0.75%
12b-1 fees(5).....................................   0.23      1.00    1.00
Other expenses(a).................................   0.24      0.25    0.24
                                                    -----     -----   -----
Total operating expenses..........................   1.22%     2.00%   1.99%
                                                    =====     =====   =====

(a) Does not include 0.06% in non-recurring reorganization expenses which were incurred during the fiscal year end August 31, 1995. If those expenses were included, "Other expenses" for the Class A, B and C shares would be 0.30%, 0.31% and 0.30%, respectively, and "Total operating expenses" would be 1.28%, 2.06% and 2.05%, respectively.
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                               Prospectus Page 4

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                            PAINEWEBBER GROWTH FUND
                               Prospectus Summary
                                  (Continued)
--------------------------------------------------------------------------------

Example of Effect of Fund Expenses

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                                      -------- ----------- ---------- ---------
Class A Shares(6)....................   $57        $82        $109      $186
Class B Shares:
  Assuming a complete redemption at
 end of period(7)(8).................   $70        $93        $128      $201
  Assuming no redemption(7)..........   $20        $63        $108      $201
Class C Shares:
  Assuming a complete redemption at
   end of period(7)..................   $30        $62        $107      $232
  Assuming no redemption.............   $20        $62        $107      $232

This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Fund's shares.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of the Fund's shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

(1) Sales charge and exchange fee waivers are available for all shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "Purchases."

(2) Purchases of Class A shares of $1 million or more are not subject to an initial sales charge. A contingent deferred sales charge of 1% will be applied to most redemptions of such shares within one year of purchase. See "Purchases."

(3) A contingent deferred sales charge of 1% will be applied to most redemptions of Class C shares within one year of purchase. See "Purchases."

(4) See "Management" for additional information. The management fee payable to Mitchell Hutchins is greater than the management fee paid by most funds. All expenses are those actually incurred for the fiscal year ended August 31, 1995.

(5) 12b-1 fees have two components, as follows:

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
  12b-1 service fees....................................  0.23%   0.25%   0.25%
  12b-1 distribution fees...............................  0.00    0.75    0.75

   12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The 12b-1 service fees for Class A shares reflect a blended annual rate of the Fund's average daily net assets of 0.25% and 0.15% representing shares sold on or after December 2, 1988 and shares sold prior to that date, respectively.

(6) Assumes deduction at the time of purchase of the maximum 4.5% initial sales charge.

(7) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.

(8) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.
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                               Prospectus Page 5

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                            PAINEWEBBER GROWTH FUND

                              Financial Highlights
--------------------------------------------------------------------------------

The tables below provide selected per share data and ratios for one Class A share, one Class B share and one Class C share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the five years in the period ended August 31, 1995, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. Further information about the performance of the Fund is also included in the Annual Report to Shareholders, which may be obtained without charge. The information appearing below for periods prior to the year ended August 31, 1991 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                                CLASS A
                         ---------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED AUGUST 31,
                         ---------------------------------------------------------------------------------------------------
                           1995         1994      1993      1992     1991     1990      1989     1988       1987      1986
                         --------     --------  --------  --------  -------  -------   -------  -------   --------  --------
Net asset value,
 beginning of period.... $  20.04     $  20.60  $  16.78  $  17.50  $ 13.43  $ 15.57   $ 11.21  $ 15.30   $  12.52  $   9.70
                         --------     --------  --------  --------  -------  -------   -------  -------   --------  --------
Net investment income
 (loss).................     0.01          --       0.07       --      0.02     0.17      0.06     0.13       0.03      0.16
Net realized and
 unrealized gains
 (losses) from
 investment
 transactions...........     2.25         0.51      4.37     (0.11)    4.68   (1.16)      4.40    (2.73)      3.26      2.79
                         --------     --------  --------  --------  -------  -------   -------  -------   --------  --------
Net increase (decrease)
 from investment
 operations.............     2.26         0.51      4.44     (0.11)    4.70    (0.99)     4.46    (2.60)      3.29      2.95
                         --------     --------  --------  --------  -------  -------   -------  -------   --------  --------
Dividends from net
 investment income......      --           --        --      (0.01)   (0.17)     --      (0.10)   (0.08)     (0.20)    (0.13)
Distributions from
 realized gains on
 investments............    (0.03)       (1.07)    (0.62)    (0.60)   (0.46)   (1.15)      --     (1.41)     (0.31)      --
                         --------     --------  --------  --------  -------  -------   -------  -------   --------  --------
Total dividends and
 other distributions....    (0.03)       (1.07)    (0.62)    (0.61)   (0.63)   (1.15)    (0.10)  (1.49)     (0.51)    (0.13)
                         --------     --------  --------  --------  -------  -------   -------  -------   --------  --------
Net asset value, end of
 period................. $  22.27     $  20.04  $  20.60  $  16.78  $ 17.50  $ 13.43   $ 15.57  $ 11.21   $  15.30  $  12.52
                         ========     ========  ========  ========  =======  =======   =======  =======   ========  ========
Total investment
 return(1)..............    11.28%        2.33%    26.97%   (0.85)%   37.02%   (7.05)%   40.10%  (15.37)%    27.78%    30.83%
                         ========     ========  ========  ========  =======  =======   =======  =======   ========  ========
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)......... $183,958     $141,342  $130,353  $102,640  $96,796  $72,805   $71,681  $70,551   $140,523  $124,182
Expenses to average net
 assets*................     1.28%(2)     1.21%     1.22%     1.43%    1.56%    1.59%     1.37%    1.22%      1.13%     1.23%
Net investment income
 (loss) to average net
 assets*................     0.19%(2)     0.06%     0.38%     0.00%    0.10%    2.96%     0.14%    0.82%      0.25%     1.31%
Portfolio turnover......    36.10%       24.41%    35.81%    32.49%   28.59%   39.16%    43.68%   59.07%     66.15%    71.64%

-------
* During certain periods presented, PaineWebber/Mitchell Hutchins waived fees or reimbursed the Fund for portions of its operating expenses. If such waiv-ers or reimbursements had not been made for the Class A shares, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.76% and (0.25)%, respectively, for the year ended August 31, 1989, 1.41% and 0.63%, respectively, for the year ended August 31, 1988 and 1.25% and 1.29%, respectively, for the year ended August 31, 1986. For the years ended August 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1987, there were no fee waivers or reimbursements and, for the year ended August 31, 1986, amounts reimbursed had no significant impact on the ratios presented above.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capi-tal gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A shares would be lower if sales charges were included.
(2) This ratio includes non-recurring reorganization expenses of 0.06%.
--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND
                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------

                                           CLASS B                                      CLASS C(2)
                         ------------------------------------------------------   ------------------------------
                                                                      FOR THE                                       FOR THE
                                                                       PERIOD                                        PERIOD
                               FOR THE YEARS ENDED                    JULY 1,       FOR THE YEARS ENDED             JULY 2,
                                    AUGUST 31,                        1991+ TO          AUGUST 31,                  1992+ TO
                         -----------------------------------------   AUGUST 31,   ------------------------------   AUGUST 31,
                           1995         1994      1993      1992        1991       1995         1994      1993        1992
                         --------      -------   -------   -------   ----------   -------      -------   -------   ----------
Net asset value,
 beginning of period.... $  19.53      $ 20.25   $ 16.64   $ 17.48     $15.63     $ 19.67      $ 20.38   $ 16.75     $17.04
                         --------      -------   -------   -------     ------     -------      -------   -------     ------
Net investment income
 (loss).................    (0.02)       (0.06)    (0.05)    (0.06)     (0.02)      (0.10)       (0.08)    (0.06)     (0.01)
Net realized and
 unrealized gains
 (losses) from
 investment
 transactions...........     2.05         0.41      4.28     (0.18)      1.87        2.14         0.44      4.31      (0.28)
                         --------      -------   -------   -------     ------     -------      -------   -------     ------
Net increase (decrease)
 from investment
 operations.............     2.03         0.35      4.23     (0.24)      1.85        2.04         0.36      4.25      (0.29)
                         --------      -------   -------   -------     ------     -------      -------   -------     ------
Distributions from
 realized gains on
 investments............    (0.03)       (1.07)    (0.62)    (0.60)       --        (0.03)       (1.07)    (0.62)       --
                         --------      -------   -------   -------     ------     -------      -------   -------     ------
Total dividends and
 other distributions        (0.03)       (1.07)    (0.62)    (0.60)       --        (0.03)       (1.07)    (0.62)       --
                         --------      -------   -------   -------     ------     -------      -------   -------     ------
Net asset value, end of
 period................. $  21.53      $ 19.53   $ 20.25   $ 16.64     $17.48     $ 21.68      $ 19.67   $ 20.38     $16.75
                         ========      =======   =======   =======     ======     =======      =======   =======     ======
Total investment
 return(1)..............    10.40%        1.55%    25.91%    (1.58)%    11.84%      10.37%        1.59%    25.86%     (2.95)%
                         ========      =======   =======   =======     ======     =======      =======   =======     ======
Ratios/Supplemental
 data:
Net assets, end of
 period (000's)......... $152,357      $97,272   $60,280   $35,867     $3,804     $30,608      $28,561   $16,474     $2,275
Expenses to average net
 assets.................     2.06%(3)     2.00%     2.02%     2.20%      2.24%*      2.05%(3)     1.98%     2.06%      1.98%*
Net investment income
 (loss) to average net
 assets.................    (0.60)%(3)   (0.66)%   (0.46)%   (0.70)%    (0.81)%*    (0.57)%(3)   (0.65)%   (0.69)%    (0.65)%*
Portfolio turnover......    36.10%       24.41%    35.81%    32.49%     28.59%      36.10%       24.41%    35.81%     32.49%

-------
* Annualized.
+ Commencement of offering of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capi-tal gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class B shares would be lower if sales charges were included. Total investment return information for peri-ods less than one year are not annualized.
(2) Formerly Class D shares.
(3) These ratios include non-recurring reorganization expenses of 0.06%.
--------------------------------------------------------------------------------

                            Flexible Pricing System
--------------------------------------------------------------------------------

                         DIFFERENCES AMONG THE CLASSES
The primary distinctions among the Classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.

                                     ANNUAL 12B-1 FEES
                                  (AS A % OF AVERAGE DAILY
               SALES CHARGE             NET ASSETS)           OTHER INFORMATION
         ------------------------ ------------------------ ------------------------
Class A  Maximum initial sales    Service fee of up        Initial sales charge
         charge of 4.5% of the    to 0.25%                 waived or reduced for
         public offering price                             certain purchases

Class B  Maximum contingent       Service fee of 0.25%;    Shares convert to Class
         deferred sales charge of distribution fee of      A shares approximately
         5% upon redemption;      0.75%                    six years after issuance
         declines to zero after
         six years

Class C  Contingent deferred      Service fee of 0.25%;              --
         sales charge of 1% upon  distribution fee of
         redemption during first  0.75%
         year

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                               Prospectus Page 7

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5%, applies to most redemptions made within six years of purchase. Class C shareholders pay no initial sales charges, although a contingent deferred sales charge of 1% applies to most redemptions made within the first year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.

WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $50,000 and Class A share purchases made under the Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

The entire initial sales charge on Class A shares is waived for certain eligible purchasers. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.

ONGOING ANNUAL EXPENSES. Class A, B and C shares of the Fund pay an annual 12b-1 service fee of up to 0.25% of average daily net assets. Class B and Class C shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.

For example, assuming a constant net asset value, the cumulative distribution fees on the Fund's Class B or Class C shares and the 4.5% maximum initial sales charge on the Fund's Class A shares would all be approximately equal if the shares were held for six years. Because Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold Fund shares for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold Fund shares for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares and, due to the contingent deferred sales charges that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.

The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other Class-specific expenses. The "Example of Effect of Fund Expenses" under "Prospectus Summary" shows the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5%.

                               OTHER INFORMATION

PaineWebber investment executives may receive different levels of compensation for selling one particular Class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.

See "Purchases," "Redemptions" and "Management" for a more complete description of the initial and contingent sales charges, service fees and distribution fees for the Class A, B and C shares of the Fund. See also "Conversion of Class B Shares," "Dividends and Taxes," "Valuation of Shares" and "General Information" for other differences among the three Classes.
--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

                       Investment Objective and Policies
--------------------------------------------------------------------------------

The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (common and preferred stocks and securities convertible into common and preferred stocks) issued by companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

In selecting equity securities for investment by the Fund, Mitchell Hutchins considers all those factors it believes affect potential capital appreciation, including an issuer's current and projected revenues, earnings, cash flow and assets, as well as general market conditions in relevant industries. Under normal circumstances, at least 65% of the Fund's assets is invested in equity securities. The Fund may invest up to 35%, and for temporary purposes more than 35%, of its assets in U.S. government securities and non-convertible corporate debt securities. In seeking capital appreciation, the Fund would invest in debt securities when, for instance, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issues may improve. The Fund may invest in corporate debt securities rated lower than investment grade. See "Other Investment Policies and Risk Factors-- Debt Securities."

There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's investment objective and certain investment limitations as described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

                   OTHER INVESTMENT POLICIES AND RISK FACTORS

DEBT SECURITIES. The Fund is permitted to purchase investment grade corporate debt securities. Securities rated BBB by S&P or Baa by Moody's or comparably rated by another NRSRO are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated debt securities. The Fund is also permitted to invest up to 35% of its total assets in debt securities (including non-convertible debt securities) rated as low as B+ by S&P, B1 by Moody's or comparably rated by another NRSRO. These securities are deemed by those NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds." The Fund is also permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. See the Statement of Additional Information for more information about S&P and Moody's ratings.

Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Lower rated debt securities generally offer a higher current yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries
--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury as well as obligations of U.S. government agencies and instrumentalities backed by the U.S. Treasury or primarily or solely by the credit of the issuer.

DOLLAR-DENOMINATED FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. These investments may involve special risks, arising both from political and economic developments abroad and differences between foreign and U.S. regulatory systems. Foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. The prices of these securities may also be affected by fluctuations in the values of foreign currencies.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

HEDGING STRATEGIES. The Fund may attempt to reduce the overall risk of its investments (hedge) by using options (both exchange-traded and OTC) and futures contracts. The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Appendix to this Prospectus describes the hedging instruments the Fund may use. The Statement of Additional Information contains further information on these strategies.

The Fund may write (sell) covered put and call options or buy put and call options on securities in which it may invest and on stock indices. In addition, the Fund may buy and sell stock index futures contracts and interest rate futures contracts and may write covered put and call options or buy put and call options on such
--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

futures contracts. Because the Fund intends to use options and futures for hedging purposes, it may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets.

The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Fund, the Fund would be in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities,
(2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory and federal tax considerations.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" Mitchell Hutchins has determined to be liquid under procedures approved by the Trust's trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or other institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income but could result in a loss or delay in recovering the securities.

OTHER INFORMATION. When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or a portion of its assets to cash or money market instruments, including repurchase agreements. The Fund may also engage in short sales of securities "against the box" to defer realization of gains or losses for tax or other purposes. The
Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets, and such borrowings may include reverse repurchase agreements aggregating up to 5% of the value of the Fund's total assets.
--------------------------------------------------------------------------------

                                   Purchases
--------------------------------------------------------------------------------
GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon most redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of 1% payable on most redemptions made within
--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

one year of purchase. Class C shares do not convert into another Class. See "Flexible Pricing System" and "Conversion of Class B Shares."

Shares of the Fund are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment for the Fund is $1,000, and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts and participants in the Fund's automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see "Valuation of Shares") after the order is received by PaineWebber's New York City offices or by the Transfer Agent, plus any applicable sales charge for Class A shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.

PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ("NYSE") is open for business.

PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Fund through the Transfer Agent. Shares of the Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer Agent: PFPC Inc.,
Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.

INITIAL SALES CHARGE--CLASS A SHARES. The public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                 INITIAL SALES CHARGE SCHEDULE-- CLASS A SHARES

                                   SALES CHARGE AS A
                                     PERCENTAGE OF                             DISCOUNT TO
                               ---------------------------------                 SELECTED
                                                      NET AMOUNT               DEALERS AS A
                                                       INVESTED                 PERCENTAGE
                               OFFERING               (NET ASSET               OF OFFERING
  AMOUNT OF PURCHASE            PRICE                   VALUE)                    PRICE
  ------------------           --------               ----------               ------------
   Less than   $50,000           4.50%                   4.71%                     4.25%
   $50,000 to  $99,999           4.00                    4.17                      3.75
  $100,000 to $249,999           3.50                    3.63                      3.25
  $250,000 to $499,999           2.50                    2.56                      2.25
  $500,000 to $999,999           1.75                    1.78                      1.50
$1,000,000 and over(1)           None                    None                      1.00

-------
(1) Mitchell Hutchins pays compensation to PaineWebber out of its own resources. Most redemptions of these shares within one year of purchase will be subject to a contingent deferred sales charge of 1%. See "Contingent Deferred Sales Charge--Class A Shares."

Mitchell Hutchins may at times agree to reallow a higher discount to PaineWebber, as exclusive dealer for the Fund's shares, than those shown above. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an "underwriter" under the 1933 Act.

REDUCED SALES CHARGE PLANS--CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of the Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases.
In addition, the right of accumulation permits the Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.
--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

An "eligible group of related Fund investors" includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ("IRA"), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes a group of related employers and one or more qualified retirement plans of such employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.

SALES CHARGE WAIVERS--CLASS A SHARES. Class A shares are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See "Exchanges." In addition, Class A shares may be purchased without a sales charge, and exchanges of any Class of shares made without the $5.00 exchange fee, by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual fund, their spouses, parents and children and advisory clients of Mitchell Hutchins. Class A shares may also be purchased without a sales charge by employee benefit plans qualified under section 401 or 403(b) of the Internal Revenue Code (the "Code"), including salary reduction plans qualified under section 401(k) of the Code, subject to minimum requirements established by Mitchell Hutchins with respect to number of employees or amount of purchase. Currently, the employers establishing the plan must have 100 or more eligible employees or the amount invested or to be invested during the subsequent 13-month period in the Fund or any other PaineWebber mutual fund must total at least $1 million. If investments by an employee benefit plan without a sales charge are made through a dealer (including PaineWebber) who has executed a dealer agreement with Mitchell Hutchins, Mitchell Hutchins may make a payment, out of its own resources, to the dealer in an amount not to exceed 1% of the amount invested.

Class A shares also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided
(1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber mutual funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.

Certificate holders of unit investment trusts ("UITs") sponsored by PaineWebber may acquire Class A shares without regard to minimum investment requirements and without sales charges by electing to have dividends and other distributions from their UIT investment automatically invested in Class A shares.

Class A shares may be acquired without a sales charge if issued by the Fund in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES. Class A shares purchased without an initial sales charge due to the sales charge waiver for purchases of $1 million or more and held less than one year are subject to a contingent deferred sales charge upon redemption equal to 1% of the lower of (a) the net asset value of the shares at the time of the purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class A shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class A shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class A shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent
--------------------------------------------------------------------------------
                              Prospectus Page 13

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

Deferred Sales Charge--Class B Shares"). Class A shares held one year or longer and Class A shares acquired through reinvestment of dividends or capital gains distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges as described below and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS A SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The public offering price of the Class B shares is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon most redemptions of Class B shares.

The maximum contingent deferred sales charge for Class B shares equals 5% of the lower of (a) the net asset value of the shares at the time of purchase or
(b) the net asset value of the shares at the time of redemption. Class B shares held six years or longer and Class B shares acquired through reinvestment of dividends or capital gains distributions are not subject to the contingent deferred sales charge. The following table shows the contingent deferred sales charge percentages charged in each year following purchase:

                                                                  CONTINGENT
                                                                   DEFERRED
                                                               SALES CHARGE AS A
                          REDEMPTION                             PERCENTAGE OF
                            DURING                              NET ASSET VALUE
                          ----------                           -----------------
1st Year Since Purchase.......................................         5%
2nd Year Since Purchase.......................................         4
3rd Year Since Purchase.......................................         3
4th Year Since Purchase.......................................         2
5th Year Since Purchase.......................................         2
6th Year Since Purchase.......................................         1
7th Year Since Purchase.......................................       None

In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber mutual funds, and Class B shares being redeemed will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for most redemptions in connection with the Fund's systematic withdrawal plan. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death. The contingent deferred sales charge will also be waived in connection with a lump-sum or other distribution in the case of an IRA, a self-employed individual retirement plan (so-called "Keogh Plan") or a custodial account under Section 403(b) of the Internal Revenue Code following attainment of age 59 1/2; a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan; and a redemption resulting from a tax-free return of an excess contribution to an IRA.

Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares is the next determined net asset value. No initial sales charge is imposed.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. Class C shares held less than one year will be subject to a contingent deferred sales charge on redemptions in an amount equal to 1%
--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class C shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class C shares of the other PaineWebber mutual fund were initially purchased without a sales charge and Class C shares will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent Deferred Sales Charge--Class B Shares"). Redemptions of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased that were subsequently exchanged into Class C shares of the Fund. Class C shares held one year or longer and Class C shares acquired through reinvestment of dividends or capital gains distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for redemptions in connection with the systematic withdrawal plan. Redemptions of Class C shares of a fund acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased that were subsequently exchanged into Class C shares of the Fund. THIS CONTINGENT
DEFERRED SALES CHARGE DOES NOT APPLY TO CLASS C SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.
--------------------------------------------------------------------------------

                                   Exchanges
--------------------------------------------------------------------------------
Shares of the Fund may be exchanged for shares of the corresponding Class of other PaineWebber mutual funds, or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of shares acquired through an exchange. A $5.00 exchange fee is charged for each exchange, and exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

The other PaineWebber mutual funds with which Fund shares may be exchanged include:

PAINEWEBBER INCOME FUNDS

  . Global Income Fund

  . High Income Fund

  . Investment Grade Income Fund

  . Low Duration U.S. Government Income Fund

  . Strategic Income Fund

  . U.S. Government Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS

  . California Tax-Free Income Fund

  . Municipal High Income Fund

  . National Tax-Free Income Fund

  . New York Tax-Free Income Fund

PAINEWEBBER GROWTH FUNDS

  . Capital Appreciation Fund

  . Emerging Markets Equity Fund

  . Global Equity Fund

  . Regional Financial Growth Fund

  . Small Cap Growth Fund

  . Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

  . Tactical Allocation Fund

  . Balanced Fund

  . Growth and Income Fund

  . Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

exchanged are held in certificate form. Shareholders who are not PaineWebber clients or who hold their shares in certificate form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See "Valuation of Shares." Shares of the Fund purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.

OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. See the Statement of Additional Information for further details. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of the PaineWebber mutual funds to be acquired through the exchange.
--------------------------------------------------------------------------------

                                  Redemptions
--------------------------------------------------------------------------------
Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request, as described below. PaineWebber clients may redeem non-certificated shares through PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise:
Class A shares, then Class C shares, and finally Class B shares.

REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not
PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in "good order" and redemption proceeds will be paid within seven days of receipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in "good order."
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, it reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the Fund within 365 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.
--------------------------------------------------------------------------------

                          Conversion of Class B Shares
--------------------------------------------------------------------------------
A shareholder's Class B shares will automatically convert to Class A shares approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniversary of the issuance of the Class B shares occurs. See "Valuation of Shares." If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period.
--------------------------------------------------------------------------------

                         Other Services and Information
--------------------------------------------------------------------------------
Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.

AUTOMATIC INVESTMENT PLAN. Shareholders may purchase shares of the Fund through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging." When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the
--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own non-certificated Class A or Class C shares with a value of $5,000 or more or Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. Shareholders who participate in the systematic withdrawal plan must elect to have all dividends reinvested in additional shares of the same Class. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and $600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. Provided that the shareholder does not withdraw an amount exceeding 12% (in the first year after purchase for Class A and Class C shares, annually for Class B shares) annually of his or her "Initial Account Balance," a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan, no contingent deferred sales charge is imposed on such withdrawals. A shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.

INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Fund may be purchased through IRAs available through the Fund. In addition, a Self-Directed IRA is available through PaineWebber under which investments may be made in the Fund as well as in other investments available through PaineWebber. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS. If a shareholder holding shares of the Fund in a PaineWebber brokerage account transfers his or her brokerage account to another firm, the Fund shares will be transferred to an account with the Transfer
Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.
--------------------------------------------------------------------------------

                              Dividends and Taxes
--------------------------------------------------------------------------------
DIVIDENDS. The Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. The Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss, if any, with the regular annual dividend). The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. Dividends and other distributions on each Class of shares of the Fund are calculated at the same time and in the same manner. Dividends on Class B and Class C shares of the Fund are expected to be lower than those on its Class A shares because of the higher expenses resulting from distribution fees borne by the Class B and Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See "Valuation of Shares."

Dividends and capital gain distributions are paid in additional Fund shares of the same Class at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or capital gain distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms or
--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

complete the appropriate section of the application form.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends from the Fund's investment company taxable income (whether in cash or in additional Fund shares) generally are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the dividends received deduction allowed to corporations.

The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. However, special tax rules apply when a shareholder
(1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of a PaineWebber mutual fund (including the Fund) without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the disposition of the original Class A shares would be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming other Fund shares (regardless of Class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers.
--------------------------------------------------------------------------------

                              Valuation of Shares
--------------------------------------------------------------------------------

The net asset value of the Fund's shares fluctuates and is determined separately for each Class as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.

The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing lower rated debt securities in which the Fund may invest, because there is less reliable, objective data available.
--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND
--------------------------------------------------------------------------------

                                   Management
--------------------------------------------------------------------------------

The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, investment adviser and administrator of the Fund, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Trust's board of trustees.

Mitchell Hutchins receives a monthly fee for these services at the annual rate of 0.75% of average daily net assets of the Fund. The advisory fees for the Fund are higher than those paid by most investment companies to their advisers, but Mitchell Hutchins believes the fees are comparable to the advisory fees paid by other funds with similar investment objectives and policies.

The Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. The Fund incurs other expenses and, for the fiscal year ended August 31, 1995, the Fund's total expenses for its Class A, Class B and Class C shares, stated as a percentage of net assets, were 1.28%, 2.06% and 2.05%, respectively.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At October 31, 1995, Mitchell Hutchins was adviser or subadviser of 38 investment companies with 75 separate portfolios and aggregate assets of approximately $29 billion.

Ellen R. Harris has been primarily responsible for the day-to-day portfolio management of the Fund since its inception. Ms. Harris is a vice president of the Trust and a managing director of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1983 as a portfolio manager, Ms. Harris served as a vice president and portfolio manager at American General Capital Management (now American Capital Management).

Other members of Mitchell Hutchins' domestic equities and fixed income groups provide input on market outlook, interest rate forecasts and other considerations pertaining to domestic equity and fixed income investments.

Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to the Class A shares, the Class B shares and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins monthly service fees at the annual rate of up to 0.25% of the average daily net assets of each Class of shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares.

Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for shareholder servicing that they perform and retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

Mitchell Hutchins uses the distribution fees under the Class B and Class C
Plans to offset the commissions it pays to PaineWebber for selling the Fund's Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These
--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND

expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the Fund's marketing costs attributable to such Classes, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.

Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares. If PaineWebber makes such payments, it will retain the service and distribution fees on Class C shares until it has been reimbursed and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.

Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of Class A shares and the contingent deferred sales charge paid upon certain redemptions of shares, and may use these proceeds for any of the distribution expenses described above. See "Purchases."

During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ("Distribution Contracts")
obligate the Fund to pay service and distribution fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed its service or distribution fees for the Fund, it will not be obligated to pay more than those fees and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins'
sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plans, the trustees will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plans and corresponding expenses for the other two Classes.
--------------------------------------------------------------------------------

                            Performance Information
--------------------------------------------------------------------------------
The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for the Class
A shares reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B shares and Class C shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five-and ten-year periods will be shown, unless the Class has been in existence for a shorter period.

Total return calculations assume reinvestment of dividends and other distributions.

The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.

Total return information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.
--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND
--------------------------------------------------------------------------------

                              General Information
--------------------------------------------------------------------------------

ORGANIZATION. PaineWebber Olympus Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated October 31, 1986. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share.

The shares of beneficial interest of the Fund are divided into four Classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, are subject to a contingent deferred sales charge upon most redemptions and will automatically convert to Class A shares approximately six years after issuance,
(4) Class C shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares, which may be offered only to limited classes of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. The board of trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of each Class of Fund shares. On an ongoing basis, the board of trustees will consider whether any such conflict exists and, if so, take appropriate action.

The different sales charges and other expenses applicable to the different classes of Fund shares may affect the performance of those classes. More information concerning the Class Y sales of the Funds may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1547.

The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees of the Trust holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights, except as noted above. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the four classes, dividends and liquidation proceeds on Class B and Class C shares are likely to be lower than on the Class A shares and are likely to be lower for every other Class of shares than on Class Y shares.

To avoid additional operating costs and for investor convenience, the Fund does not issue share certificates. Ownership of shares of the Fund is recorded on a share register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian for the Fund. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of the Fund. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.
--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            PAINEWEBBER GROWTH FUND


                                    Appendix
--------------------------------------------------------------------------------

The Fund may use the hedging instruments described below:

  OPTIONS ON EQUITY AND DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE FUTURES CONTRACTS--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.
--------------------------------------------------------------------------------
                              Prospectus Page 23

                                                                Application Form

THE PAINEWEBBER
MUTUAL FUNDS                             [_] [_] - [_] [_] [_] [_] [_] - [_] [_]

                                                 PaineWebber Account No.
--------------------------------------------------------------------------------
INSTRUCTIONS DO NOT USE THIS FORM IF YOU WOULD LIKE YOUR ACCOUNT SERVICED
             THROUGH PAINEWEBBER. INSTEAD, CALL YOUR PAINEWEBBER INVESTMENT EXECUTIVE (OR YOUR LOCAL PAINEWEBBER OFFICE TO OPEN AN ACCOUNT).

             ALSO, DO NOT USE THIS FORM TO OPEN A
             RETIREMENT PLAN ACCOUNT. FOR
             RETIREMENT PLAN FORMS OR FOR
             ASSISTANCE IN COMPLETING THIS FORM        Return this completed
             CONTACT PFPC INC. AT 1-800-647-1568.      form to: PFPC Inc. P.O.
                                                       Box 8950 Wilmington,
                                                       Delaware 19899 ATTN:
PLEASE PRINT                                           PaineWebber Mutual Funds
--------------------------------------------------------------------------------
                  --------------------------------------------------------------
  [1]                INITIAL INVESTMENT ($1,000 MINIMUM)
                  --------------------------------------------------------------
                  ENCLOSED IS A CHECK FOR:

                  $_____(payable to PaineWebber Growth Fund) to purchase Class
                   A [_] Class B [_] or Class C [_] shares
                  (Check one Class; if no Class is specified Class A shares
                   will be purchased)
                  --------------------------------------------------------------
  [2]                ACCOUNT REGISTRATION
                  --------------------------------------------------------------
Not valid
without
signature and
Soc. Sec. or      1. Individual                                     /    /
Tax ID #                        -------------  ---------------  --------------
--As joint                      First Name     Last Name    MI  Soc. Sec. No.
tenants, use
Lines 1 and 2
--As custodian
or a minor,                                                         /   /
use Lines 1       2. Joint Tenancy
and 3                              ----------  ---------------  --------------
--In the name                      First Name  Last Name    MI  Soc. Sec. No.
of a                               ("Joint Tenants with Rights of Survivorship"
corporation,                       unless otherwise specified)
trust or other
organization
or any            3. Gifts to Minors                                /   /
fiduciary                            -------------------------  --------------
capacity, use                        Minor's Name               Soc. Sec. No.
Line 4
                  Under the                                     Uniform Gifts to
                            ----------------------------------  Minors Act/
                            State of Residence of Minor         Uniform
                                                                Transfers to
                                                                Minors Act

                  4. Other Registrations
                                        ----------------------  --------------
                                        Name                    Tax Ident. No.

                  5. If Trust, Date of Trust Instrument:
                                                         ----------
                  --------------------------------------------------------------
  [3]                ADDRESS
                  --------------------------------------------------------------

                  ----------------------------     U.S. Citizen [_] YES [_] NO*
                  Street

                  ----------------------------     -----------------------------
                  City State Zip Code              *Country of Citizenship

                  --------------------------------------------------------------
  [4]                DISTRIBUTION OPTIONS See Prospectus
                  --------------------------------------------------------------
                      Please select one of the following:
                  [_] Reinvest both dividends and capital gain distributions in additional shares

                  [_] Pay dividends to my address above; reinvest capital gain distributions

                  [_] Pay both dividends and capital gain distributions in cash to my address above

                  [_] Reinvest dividends and pay capital gain distributions in cash to my address above

                  NOTE: If a selection is not made, both dividends and capital gain distributions will be paid in additional Fund shares of the same Class.

                  --------------------------------------------------------------
  [5]                SPECIAL OPTIONS (For More Information--Check Appropriate
                                      Box)
                  --------------------------------------------------------------
                  [_] Automatic Investment Plan  [_] Prototype IRA Application

                  [_] Systematic With-drawal Plan

               -----------------------------------------------------------------
  [6]             RIGHTS OF ACCUMULATION--CLASS A SHARES (See Prospectus)
               -----------------------------------------------------------------
               Indicate here any other account(s) in the group of funds that would qualify for the cumulative quantity discount as outlined in the Prospectus.

               ---------------------  ----------- ---------------------
               Fund Name              Account No. Registered Owner
               ---------------------  ----------- ---------------------
               Fund Name              Account No. Registered Owner
               ---------------------  ----------- ---------------------
               Fund Name              Account No. Registered Owner

               -----------------------------------------------------------------
  [7]             PLEASE INDICATE BELOW IF YOU ARE AFFILIATED WITH PAINEWEBBER
               -----------------------------------------------------------------
               "Affiliated" persons are defined as officers, directors/trustees and employees of the PaineWebber funds, PaineWebber or its affiliates, and their parents, spouses and children.

               -----------------------------------------------
               Nature of Relationship

               -----------------------------------------------------------------
  [8]             SIGNATURE (S) AND TAX CERTIFICATION (S)
               -----------------------------------------------------------------
               I warrant that I have full authority and am of legal age to purchase shares of the Fund and have received and read a current Prospectus of the Fund and agree to its terms. The Fund and its Transfer Agent will not be liable for acting upon instructions or inquiries believed genuine. Under penalties of perjury, I certify that (1) my taxpayer identification number provided in this application is correct and (2) I am not subject to backup withholding because (i) I have not been notified that I am subject to backup withholding as a result of failure to report interest or dividends or (ii) the IRS has notified me that I am no longer subject to backup withholding (strike out clause (2) if incorrect).

               -------------------------  -------------------------  -------
               Individual (or Custodian)  Joint Registrant (if any)  Date

               -------------------------  -------------------------  -------
               Corporate Officer,         Title                      Date
               Partner, Trustee, etc.

               -----------------------------------------------------------------
  [9]             INVESTMENT EXECUTIVE IDENTIFICATION (To Be Completed By In-
                                                       vestment Executive Only)
               -----------------------------------------------------------------

               --------------------------    --------------------------
               Broker No./Name               Branch Wire Code

                                             (   )
               --------------------------    --------------------------
               Branch Address                Telephone

               -----------------------------------------------------------------
  [10]            CORRESPONDENT FIRM IDENTIFICATION (To Be Completed By Corre-
                                                     spondent Firm Only)
               -----------------------------------------------------------------

               --------------------------  --------------------------
               Name                        Address

               --------------------------
               MAIL COMPLETED FORM TO YOUR PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM OR TO: PFPC INC., P.O. BOX 8950, WILMINGTON, DELAWARE 19899.

                            PAINEWEBBER GROWTH FUND

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Growth Fund ("Fund") is a diversified series of PaineWebber Olympus Fund ("Trust"), a professionally managed, open-end investment company organized as a Massachusetts business trust. The Fund seeks long-term capital appreciation; it invests primarily in equity securities issued by companies deemed by the Fund's investment adviser to have substantial potential for capital growth. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 15, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 15, 1995, as revised December 1, 1995.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw Hill Companies, Inc., ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. To the extent that the Fund invests in U.S. dollar-denominated securities of foreign issuers, these securities may not be registered with the Securities and Exchange Commission ("SEC"), nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

  Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

  CONVERTIBLE SECURITIES. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities.

  Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent.

  The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its total assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  SHORT SALES "AGAINST THE BOX". As indicated in the Prospectus, the Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Fund will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not intend to have obligations under short-sales that at any time during the coming year exceed 5% of the Fund's net assets.

  The Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Mitchell Hutchins wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced be a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions to make future payments to third parties, including reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging Strategies," segregated accounts may also be required in connection with certain transactions involving options and futures contracts.

INVESTMENT LIMITATIONS OF THE FUND

  The Fund may not (1) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund's total assets; provided further that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the Fund's total assets are outstanding; (2) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investments in such industry to exceed 25% of the Fund's total assets; (3) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations; (4) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;
(5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and may maintain short positions in connection with its use of options, futures contracts and options on future contracts and (b) sell short "against the box"; (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell stock index futures and interest rate futures and options thereon; (9) invest in oil, gas or mineral-related programs or leases; (10) make loans, except through loans of portfolio securities as described herein and except through repurchase agreements; provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of loans; or (11) purchase any securities issued by any other investment company, except by purchase in the open market where no commission or profit, other than a customary brokers' commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of the Fund's total assets, and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions may be changed by the Trust's board of trustees without shareholder approval: the Fund may not (1) purchase or retain the securities of any issuer if the officers and trustees of the Trust and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of an issuer) own in the aggregate more than 5% of the securities of the issuer; (2) purchase any security if as a result more than 5% of its total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years; (3) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (4) make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange, Inc., provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of its net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term "warrants" does not include options on securities, stock or bond indices or futures contracts; or (5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders. The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

  In determining its compliance with the 35% limit on investments in debt securities rated below investment grade, the Fund will include convertible debt securities.

                               HEDGING STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Fund's portfolio. The particular Hedging Instruments are described in the Appendix to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transactions costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging

Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

  The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging

Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. The Fund will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities and stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Limitations--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase and write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt options used by the Fund are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

  (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

  (2) The aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

  (3) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Fund may purchase and sell stock index futures contracts and interest rate futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES. The Fund's use of futures is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

  (1) To the extent the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

  (2) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                               POSITION WITH             BUSINESS EXPERIENCE;
NAME AND ADDRESS*                THE TRUST                OTHER DIRECTORSHIPS
-----------------              -------------             --------------------
E. Garrett Bewkes,              Trustee and       Mr. Bewkes is a director of and
Jr.**; 69                     Chairman of the      consultant to Paine Webber Group
                             Board of Trustees     Inc. ("PW Group") (holding com-
                                                   pany of PaineWebber and Mitchell
                                                   Hutchins). Prior to 1988, he was
                                                   chairman of the board, president
                                                   and chief executive officer of
                                                   American Bakeries Company. Mr.
                                                   Bewkes is also a director of In-
                                                   terstate Bakeries Corporation and
                                                   NaPro BioTherapeutics, Inc. and a
                                                   director or trustee of 24 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Meyer Feldberg; 53                Trustee         Mr. Feldberg is Dean and Professor
Columbia University                                of Management of the Graduate
101 Uris Hall                                      School of Business, Columbia Uni-
New York, New York 10027                           versity. Prior to 1989, he was
                                                   president of the Illinois Insti-
                                                   tute of Technology. Dean Feldberg
                                                   is also a director of AMSCO In-
                                                   ternational Inc., Federated De-
                                                   partment Stores, Inc., and New
                                                   World Communications Group Incor-
                                                   porated and a director or trustee
                                                   of 16 other investment companies
                                                   for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

                               POSITION WITH             BUSINESS EXPERIENCE;
NAME AND ADDRESS*                THE TRUST                OTHER DIRECTORSHIPS
-----------------              -------------             --------------------
George W. Gowen; 66               Trustee         Mr. Gowen is a partner in the law
666 Third Avenue                                   firm of Dunnington, Bartholow &
New York, New York 10017                           Miller. Prior to May 1994, he was
                                                   a partner in the law firm of Fry-
                                                   er, Ross & Gowen. Mr. Gowen is
                                                   also a director of Columbia Real
                                                   Estate Investments, Inc. Mr.
                                                   Gowen is a director or trustee of
                                                   14 other investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.
Frederic V. Malek; 58             Trustee         Mr. Malek is chairman of Thayer
901 15th Street, N.W.                              Capital Partners (investment
Suite 300                                          bank) and a co-chairman and di-
Washington, D.C. 20005                             rector of CB Commercial Group
                                                   Inc. (real estate). From January
                                                   1992 to November 1992, he was
                                                   campaign manager of Bush-Quayle
                                                   '92. From 1990 to 1992, he was
                                                   vice chairman, and from 1989 to
                                                   1990, he was president of North-
                                                   west Airlines Inc., NWA Inc.
                                                   (holding company of Northwest
                                                   Airlines Inc.) and Wings Holdings
                                                   Inc. (holding company of NWA
                                                   Inc.). Prior to 1989, he was em-
                                                   ployed by the Marriott Corpora-
                                                   tion (hotels, restaurants, air-
                                                   line catering and contract feed-
                                                   ing), where he most recently was
                                                   an executive vice president and
                                                   president of Marriott Hotels and
                                                   Resorts. Mr. Malek is also a di-
                                                   rector of American Management
                                                   Systems, Inc., Automatic Data
                                                   Processing, Inc., Avis, Inc., FPL
                                                   Group, Inc., ICF International,
                                                   Manor Care, Inc., National Educa-
                                                   tion Corporation and Northwest
                                                   Airlines Inc. and a director or
                                                   trustee of 14 other investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

                               POSITION WITH             BUSINESS EXPERIENCE;
NAME AND ADDRESS*                THE TRUST                OTHER DIRECTORSHIPS
-----------------              -------------             --------------------
Judith Davidson Moyers;           Trustee         Mrs. Moyers is president of Public
60                                                 Affairs Television, Inc., an edu-
Public Affairs                                     cational consultant and a home
Television                                         economist. Mrs. Moyers is also a
356 W. 58th Street                                 director of Ogden Corporation and
New York, New York 10019                           a director or trustee of 14 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Margo N. Alexander; 48           President        Mrs. Alexander is president, chief
                                                   executive officer and a director
                                                   of Mitchell Hutchins. Prior to
                                                   January 1995, Mrs. Alexander was
                                                   an executive vice president of
                                                   PaineWebber. Mrs. Alexander is
                                                   also a director or trustee of one
                                                   investment company, and president
                                                   of 31 other investment companies
                                                   for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.
Teresa M. Boyle; 37              Vice President   Ms. Boyle is a first vice presi-
                                                   dent and manager--advisory admin-
                                                   istration of Mitchell Hutchins.
                                                   Prior to November 1993, she was
                                                   compliance manager of Hyperion
                                                   Capital Management, Inc., an in-
                                                   vestment advisory firm. Prior to
                                                   April 1993, Ms. Boyle was a vice
                                                   president and manager--legal ad-
                                                   ministration of Mitchell
                                                   Hutchins. Ms. Boyle is also a
                                                   vice president of 31 other in-
                                                   vestment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

                        POSITION WITH             BUSINESS EXPERIENCE;
NAME AND ADDRESS*         THE TRUST                OTHER DIRECTORSHIPS
-----------------       -------------             --------------------
Gigi L. Capes; 31    Vice President and    Ms. Capes is a vice president and
                     Assistant Treasurer    the tax manager of the mutual
                                            fund finance division of Mitchell
                                            Hutchins. Prior to 1992, she was
                                            a tax senior consultant with KPMG
                                            Peat Marwick. Ms. Capes is also a
                                            vice president and assistant
                                            treasurer of 30 other investment
                                            companies for which Mitchell
                                            Hutchins or PaineWebber serves as
                                            investment adviser.
Joan L. Cohen; 31    Vice President and    Ms. Cohen is a vice president and
                     Assistant Secretary    attorney of Mitchell Hutchins.
                                            Prior to December 1993, she was
                                            an associate at the law firm of
                                            Seward & Kissel. Ms. Cohen is
                                            also a vice president and assis-
                                            tant secretary of 24 other in-
                                            vestment companies for which
                                            Mitchell Hutchins or PaineWebber
                                            serves as investment adviser.
Ellen R. Harris; 49  Vice President        Ms. Harris is a managing director
                                            of Mitchell Hutchins. Ms. Harris
                                            is also a vice president of two
                                            other investment companies for
                                            which Mitchell Hutchins or
                                            PaineWebber serves as investment
                                            adviser.
C. William Maher; 34 Vice President and    Mr. Maher is a first vice presi-
                     Assistant Treasurer    dent and a senior manager of the
                                            mutual fund finance division of
                                            Mitchell Hutchins. Mr. Maher is
                                            also a vice president and assis-
                                            tant treasurer of 31 other in-
                                            vestment companies for which
                                            Mitchell Hutchins or PaineWebber
                                            serves as investment adviser.

                              POSITION WITH             BUSINESS EXPERIENCE;
NAME AND ADDRESS*               THE TRUST                OTHER DIRECTORSHIPS
-----------------             -------------             --------------------
Ann E. Moran; 38           Vice President and    Ms. Moran is a vice president of
                           Assistant Treasurer    Mitchell Hutchins. Ms. Moran is
                                                  also a vice president and assis-
                                                  tant treasurer of 31 other in-
                                                  vestment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Dianne E. O'Donnell; 43    Vice President and    Ms. O'Donnell is a senior vice
                                Secretary         president and deputy general
                                                  counsel of Mitchell Hutchins. Ms.
                                                  O'Donnell is also a vice presi-
                                                  dent and secretary of 31 other
                                                  investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Victoria E. Schonfeld;       Vice President      Ms. Schonfeld is a managing direc-
44                                                tor and general counsel of Mitch-
                                                  ell Hutchins. From April 1990 to
                                                  May 1994, she was a partner in
                                                  the law firm of Arnold & Porter.
                                                  Ms. Schonfeld is also a vice
                                                  president of 31 other investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Paul H. Schubert; 32       Vice President and    Mr. Schubert is a first vice pres-
                           Assistant Treasurer    ident and a senior manager of the
                                                  mutual fund finance division of
                                                  Mitchell Hutchins. From August
                                                  1992 to August 1994, he was a
                                                  vice president at BlackRock Fi-
                                                  nancial Management, Inc. Prior to
                                                  August 1992, he was an audit man-
                                                  ager with Ernst & Young LLP. Mr.
                                                  Schubert is also a vice president
                                                  and assistant treasurer of 31
                                                  other investment companies for
                                                  which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.

                             POSITION WITH             BUSINESS EXPERIENCE;
NAME AND ADDRESS*              THE TRUST                OTHER DIRECTORSHIPS
-----------------            -------------             --------------------
Julian F. Sluyters; 35    Vice President and    Mr. Sluyters is a senior vice
                               Treasurer         president and the director of the
                                                 mutual fund finance division of
                                                 Mitchell Hutchins. Prior to 1991,
                                                 he was an audit senior manager
                                                 with Ernst & Young LLP. Mr.
                                                 Sluyters is also a vice president
                                                 and treasurer of 31 other invest-
                                                 ment companies for which Mitchell
                                                 Hutchins or PaineWebber serves as
                                                 investment adviser.
Mark A. Tincher; 40         Vice President      Mr. Tincher is a managing director
                                                 and chief investment officer--
                                                 U.S. equity investments of Mitch-
                                                 ell Hutchins. Prior to March
                                                 1995, he was a vice president and
                                                 directed the U.S. funds manage-
                                                 ment and equity research areas of
                                                 Chase Manhattan Private Bank. Mr.
                                                 Tincher is also vice president of
                                                 ten other investment companies
                                                 for which Mitchell Hutchins or
                                                 PaineWebber serves as investment
                                                 adviser.
Gregory K. Todd; 38       Vice President and    Mr. Todd is a first vice president
                          Assistant Secretary    and associate general counsel of
                                                 Mitchell Hutchins. Prior to 1993,
                                                 he was a partner in the law firm
                                                 of Shereff, Friedman, Hoffman &
                                                 Goodman. Mr. Todd is also a vice
                                                 president and assistant secretary
                                                 of 31 other investment companies
                                                 for which Mitchell Hutchins or
                                                 PaineWebber serves as investment
                                                 adviser.
Keith A. Weller; 34       Vice President and    Mr. Weller is a first vice presi-
                          Assistant Secretary    dent and associate general coun-
                                                 sel of Mitchell Hutchins. From
                                                 September 1987 to May 1995, he
                                                 was an attorney in private prac-
                                                 tice. Mr. Weller is also a vice
                                                 president and assistant secretary
                                                 of 23 other investment companies
                                                 for which Mitchell Hutchins or
                                                 PaineWebber serves as investment
                                                 adviser.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of the Trust as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of his position with PW Group.

  The Trust pays trustees who are not "interested persons" of the Trust $2,000 annually and $250 per meeting of the board or any committee thereof. Trustees also are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Trust's current trustees who held office during the fiscal year ended August 31, 1995.

                               COMPENSATION TABLE

                                                                      TOTAL
                                          PENSION OR               COMPENSATION
                                          RETIREMENT                 FROM THE
                                           BENEFITS                 TRUST AND
                              AGGREGATE   ACCRUED AS   ESTIMATED       THE
                             COMPENSATION  PART OF      ANNUAL     FUND COMPLEX
                                 FROM      A FUND'S  BENEFITS UPON   PAID TO
  NAME OF PERSON, POSITION    THE TRUST*   EXPENSES   RETIREMENT    TRUSTEES**
  ------------------------   ------------ ---------- ------------- ------------
E. Garrett Bewkes, Jr.
 Trustee and chairman of the
 board of trustees..........       --        --           --             --
Meyer Feldberg,
 Trustee....................    $2,125       --           --         $86,050
George W. Gowen,
 Trustee....................     2,125       --           --          71,425
Frederic V. Malek,
 Trustee....................     2,125       --           --          77,875
Judith Davidson Moyers,
 Trustee....................     2,125       --           --          71,125

--------
* Represents fees paid to each trustee during the fiscal year ended August 31, 1995.
** Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Trust dated March 1, 1989 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.75% of the Fund's daily net assets.

  For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $1,993,930, $2,069,033 and $1,402,141, respectively.

  Under a service agreement with the Trust pursuant to which PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Fund paid (or accrued) to PaineWebber service fees of $114,163, $103,435 and $75,713.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the 1940 Act) of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof;
(17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, no reimbursements were required pursuant to such limitation.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.

  The following table shows the approximate net assets as of October 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                 INVESTMENT                              NET
                                  CATEGORY                              ASSETS
                                 ----------                            --------
                                                                       ($ MIL)
      Domestic (excluding Money Market)............................... $5,680.0
      Global..........................................................  2,893.3
      Equity/Balanced.................................................  2,748.3
      Fixed Income (excluding Money Market)...........................  5,825.0
        Taxable Fixed Income..........................................  4,083.1
        Tax-Free Fixed Income.........................................  1,741.9
      Money Market Funds.............................................. 20,479.4

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares under separate distribution contracts with the Trust dated July 7, 1993 and November 10, 1995 (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber dated July 7, 1993 and November 10, 1995 relating to the Class A, Class B and Class C shares (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Fund's shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares, except that the Class A Plan for the Fund provides that the service fee paid with respect to shares sold prior to December 2, 1988 ("Old Shares") is paid at the annual rate of 0.15% of the Fund's net assets represented by such Old Shares. Shares acquired through new purchases, reinvestment of dividends and other distributions and exchanges on or after December 2, 1988 are not considered "Old Shares" for this purpose. Under the Class B Plan and the Class C Plan, the Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares, respectively.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the Trust's board of trustees at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board of trustees, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

  In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins allocates expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of shares of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

  For the fiscal year ended August 31, 1995, the Fund paid (or accrued) the following fees to Mitchell Hutchins under the Plans:

       Class A......................................................... $291,331
       Class B......................................................... $879,165
       Class C......................................................... $235,905

  Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Fund during the fiscal year ended August 31, 1995:

                                    CLASS A

       Marketing and advertising...................................... $ 37,629
       Printing of prospectuses and statements of additional
        information...................................................    1,835
       Branch network costs allocated and interest expense............  384,173
       Service fees paid to PaineWebber investment executives.........  129,035

                                    CLASS B

       Marketing and advertising...................................... $ 58,340
       Amortization of commissions....................................  517,550
       Printing of prospectuses and statements of additional
        information...................................................    2,446
       Branch network costs allocated and interest expense............  717,791
       Service fees paid to PaineWebber investment executives.........   98,906

                                    CLASS C

       Marketing and advertising...................................... $ 14,032
       Amortization of commissions....................................   20,049
       Printing of prospectuses and statements of additional
        information...................................................      282
       Branch network costs allocated and interest expense............  159,796
       Service fees paid to PaineWebber investment executives.........   79,618

  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

  In approving the Fund's overall Flexible Pricing SM system of distribution, the Trust's board of trustees considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan, the trustees considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan, the trustees considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from the Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan, the trustees considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

  Under the Distribution Contract for the Class A shares and similar prior distribution contracts, for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                                                       FISCAL YEAR ENDED AUGUST
                                                                  31,
                                                       -------------------------
                                                        1995     1994     1993
                                                       ------- -------- --------
       Earned......................................... $62,298 $367,454 $246,569
       Retained.......................................  35,996   26,176   15,757

  For the fiscal year ended August 31, 1995, Mitchell Hutchins earned and retained $628,261 in contingent deferred sales charges paid upon certain redemptions of Class B shares.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's board of trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Fund paid $273,991, $222,490 and $150,432, respectively, in brokerage commissions.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended August 31, 1995, the Fund paid $4,200 in brokerage commissions to PaineWebber, which represented 1.53% of the total brokerage commissions paid by the Fund and 2.13% of the total dollar amount of transactions involving payment of commissions. For the fiscal years ended August 31, 1994 and August 31, 1993, the Fund paid $9,326 and $3,500, respectively, in brokerage commissions to PaineWebber.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the fiscal year ended August 31, 1995, Mitchell Hutchins directed $6,914,330 in portfolio transactions to brokers chosen because they provided research services, for which the Fund paid $9,720 in commissions.

  For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with these other funds or accounts may be used in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended August 31, 1995 and August 31, 1994, the Fund's portfolio turnover rates were 36.10% and 24.41%, respectively.

          REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

  RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  Certain PaineWebber mutual funds offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing System on July 1, 1991 ("CDSC Funds"). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Funds, Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of the Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B Shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber fund shares to be acquired through such exchange may be legally made. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

  If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

  SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends and Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN /SM/;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT (R)(RMA (R))

  Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

  Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

  In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard (R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the seven RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA Connecticut Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

  Class B shares of the Fund will automatically convert to Class A shares, based on the relative net asset values per share of each of the two Classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or
(ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If the shareholder acquired Class B shares of the Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion will be determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion into Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

  The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. In valuing lower rated corporate debt securities it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

  P(1 + T)/n/ = ERV
where:  P     = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
        T     = average annual total return of shares of that Class
        n     = number of years
        ERV   = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  The following table shows performance information for the Class A, Class B and Class C (formerly Class D) shares of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
Fiscal year ended August 31, 1995:
 Standardized Return*..................................    6.30%   5.40%   9.37%
 Non-Standardized Return...............................   11.28   10.40   10.37
Five years ended August 31, 1995:
 Standardized Return*..................................   13.40      NA      NA
 Non-Standardized Return...............................   14.45      NA      NA
Ten years ended August 31, 1995........................
 Standardized Return*..................................   12.56      NA      NA
 Non-Standardized Return...............................   13.08      NA      NA
Inception** to August 31, 1994:
 Standardized Return*..................................   13.22   10.80   10.89
 Non-Standardized Return...............................   13.72   11.14   10.89

--------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.
** The inception date for each Class of shares is as follows: Class A--March
  18, 1985, Class B-- July 1, 1991 and Class D--July 2, 1992.

  OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds

("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

  The Fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

                                   [MAC ART]





[Graph is from "Stocks, Bonds, Bills & Inflation 1995 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Singuefield). Used with permission. All rights reserved. The graph describes performance of a $10.00 investment in different types of investments during the period 1926-1994.]

  Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1993, stocks beat all other traditional asset classes. A $10 investment in the S&P 500 grew to $8,001, significantly more than any other investment.

  The chart shown is for illustrative purposes only and does not represent the Fund's performance and should not be considered an indication or guarantee of future results. Year-to-year fluctuations of the S&P 500 have been significant, and total return for some periods has been negative. The S&P 500 includes companies with larger market capitalizations than those in which the Fund invests. Unlike investors in bonds and Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on Treasury bonds with 20-year maturities.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is denominated in U.S. dollars and otherwise is a permissible investment. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The use of hedging strategies, such as writing ("selling") and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                               OTHER INFORMATION

  Effective July 1, 1991, the name of the Fund was changed from "PaineWebber Classic Growth Fund" to its current name. Prior to November 10, 1995, the Fund's Class C shares were known as "Class D" shares.

  PaineWebber Olympus Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the transfer agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C., 20036-5891, counsel to the Fund, has passed upon the legality of the shares offered by the Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                                                                        APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") CORPORATE BOND
RATINGS

  Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE DEBT RATINGS

  AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C1. The rating C1 is reserved for income bonds on which no interest is being paid; D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY IN- FORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAW-FULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions......................................   1
Hedging Strategies........................................................   7
Trustees and Officers.....................................................  13
Investment Advisory and Distribution Arrangements.........................  19
Portfolio Transactions....................................................  25
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services...........................................................  27
Conversion of Class B Shares..............................................  31
Valuation of Shares.......................................................  32
Performance Information...................................................  32
Taxes.....................................................................  35
Other Information.........................................................  37
Financial Statements......................................................  38
Appendix .................................................................  39

(C) 1995 PaineWebber Incorporated

[RECYCLED PAPER LOGO  Recycled
    APPEARS HERE]     Paper

PAINEWEBBER

GROWTH FUND

--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                   November 15, 1995, as revised
                                                                December 1, 1995


--------------------------------------------------------------------------------


                                                                     PAINEWEBBER

            PAINEWEBBER                              PAINEWEBBER
       GROWTH AND INCOME FUND                        GROWTH FUND
                                 CLASS Y SHARES
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019


 . PaineWebber Growth and Income Fund ("Growth and Income Fund") seeks to pro-vide current income and capital growth and invests primarily in dividend-pay-ing equity securities believed by its investment adviser to have the poten-tial for rapid earnings growth; stocks are selected through a disciplined methodology that utilizes quantitative measures of value, earnings and price momentum, as well as fundamental analysis.

 . PaineWebber Growth Fund ("Growth Fund") seeks long-term capital appreciation and invests primarily in equity securities issued by companies deemed by its investment adviser to have substantial potential for capital growth.

  This Prospectus concisely sets forth information about the Funds a prospec-tive investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 15, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be ob-tained without charge, and further inquiries can be made, by contacting either the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan ("PW SIP") may make further inquiries by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 or by calling 1-201-902-4444.

                              ----------------

  The Class Y shares described in this Prospectus are currently offered for sale primarily to participants in the INSIGHT Investment Advisory Program ("IN-SIGHT"), when purchased through that program, and the trustee of the PW SIP on behalf of that Plan. See "Purchases."

                               ----------------

  Growth and Income Fund and Growth Fund are series of PaineWebber America Fund and PaineWebber Olympus Fund, respectively (each a "Trust"), which are Massa-chusetts business trusts.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

                The date of this Prospectus is November 15, 1995

                            PAINEWEBBER INCORPORATED

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBU-TOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ----------------

                                 FUND EXPENSES

  The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares........................................ None
Sales charge on reinvested dividends....................................... None
Redemption fee or deferred sales charge.................................... None

                        ANNUAL FUND OPERATING EXPENSES*
                    (as a percentage of average net assets)

                                                        GROWTH AND
                                                        INCOME FUND GROWTH FUND
                                                        ----------- -----------
Management fees........................................    0.70%       0.75%(1)
12b-1 fees.............................................    0.00        0.00
Other expenses.........................................    0.19        0.17 (2)
                                                           ----        ----
Total estimated operating expenses.....................    0.89%       0.92%
                                                           ====        ====

 * See "Management" for additional information. The fees and expenses are those actually incurred for the fiscal year ended August 31, 1995. Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT. This account charge is not in-cluded in the table because non-INSIGHT participants are permitted to pur-chase Class Y shares of the Fund.
(1) The management fee payable to Mitchell Hutchins is greater than the manage-ment fee paid by most funds.
(2) Does not include 0.05% in non-recurring reorganization expenses which were incurred during the fiscal year ended August 31, 1995. If those expenses were included, "Other expenses" for Class Y shares would be 0.22% and "To-tal estimated operating expenses" would be 0.97%.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

  An investor would directly or indirectly pay the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                       ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                                       -------- ----------- ---------- ---------
GROWTH AND INCOME FUND................   $ 9        $28        $49       $110
GROWTH FUND...........................   $ 9        $29        $51       $113

  This Example assumes that all dividends and other distributions are rein-vested and that the percentage amounts listed under Annual Fund Operating Ex-penses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securi-ties and Exchange Commission ("SEC") applicable to all mutual funds; the as-sumed 5% annual return is not a prediction of, and does not represent, the pro-jected or actual performance of the Class Y shares of either Fund.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES, AND A FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to a Fund's Class Y shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                             FINANCIAL HIGHLIGHTS
  The table below provides selected per share data and ratios for one Class Y share of each Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in each Fund's An-nual Report to Shareholders for the fiscal year ended August 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. Further information about each Fund's performance also is included in the Annual Re-port to Shareholders, which may be obtained without charge.

                                                           CLASS Y(2)
                          ----------------------------------------------------------------------------------------
                                 GROWTH AND INCOME FUND                      GROWTH FUND
                          ---------------------------------------- -------------------------------------
                                                        FOR THE
                                  FOR THE                PERIOD
                                YEARS ENDED           FEBRUARY 12,       FOR THE YEARS ENDED
                                AUGUST 31,              1992+ TO            AUGUST 31,++
                          --------------------------   AUGUST 31,  -------------------------------------
                           1995     1994      1993        1992      1995        1994     1993     1992
                          -------  -------   -------  ------------ -------     -------  -------  -------
Net asset value,
 beginning of period....  $ 20.42  $ 20.86   $ 20.48    $ 20.95    $ 20.22     $ 20.71  $ 16.83  $ 17.50
                          -------  -------   -------    -------    -------     -------  -------  -------
Net investment income...     0.30     0.33      0.33       0.16       0.24        0.03     0.08     0.05
Net realized and
 unrealized gains
 (losses) from
 investment
 transactions...........     3.18    (0.40)     0.37      (0.49)      2.10        0.55     4.42    (0.11)
                          -------  -------   -------    -------    -------     -------  -------  -------
Total increase/decrease
 from investment
 operations.............     3.48    (0.07)     0.70      (0.33)      2.34        0.58     4.50    (0.06)
                          -------  -------   -------    -------    -------     -------  -------  -------
Dividends from net
 investment income......    (0.15)   (0.34)    (0.32)     (0.14)       --          --       --     (0.01)
Distributions from net
 realized gains on
 investment
 transactions...........    (1.21)   (0.03)      --         --       (0.03)      (1.07)   (0.62)   (0.60)
                          -------  -------   -------    -------    -------     -------  -------  -------
Total dividends and
 distributions..........    (1.36)   (0.37)    (0.32)     (0.14)     (0.03)      (1.07)   (0.62)   (0.61)
                          -------  -------   -------    -------    -------     -------  -------  -------
Net asset value, end of
 period.................  $ 22.54   $20.42   $ 20.86    $ 20.48    $ 22.53      $20.22  $ 20.71  $ 16.83
                          =======  =======   =======    =======    =======     =======  =======  =======
Total investment re-
 turn(1)................    18.66%   (0.31)%    3.44%     (1.15)%    11.58%       2.67%   27.26%   (0.52)%
                          =======  =======   =======    =======    =======     =======  =======  =======
Ratios/Supplemental
 data:
Net assets, end of
 period (000's).........  $14,680  $14,690   $17,005    $10,560    $20,948     $30,521  $20,706  $11,581
Expenses to average net
 assets.................     0.89%    0.90%     0.86%      0.93%*     0.97%(3)    0.94%    0.95%    1.12%
Net investment income to
 average net assets.....     1.39%    1.60%     1.62%      1.56%*     0.53%(3)    0.40%    0.60%    0.38%
Portfolio turnover......   111.27%   94.32%    36.52%     15.57%     36.10%      24.41%   35.81%   32.49%

--------
  * Annualized.
  + Commencement of offering of shares.
 ++ A per share breakdown for Class Y shares has been omitted for the period
    August 25, 1991 (commencement of offering of shares) to August 31, 1991 due to immaterial amounts.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capi-tal gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return information for periods less than one year are not annualized.
(2) Formerly Class C shares.
(3) These ratios include non-recurring reorganization expenses of 0.05%.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS

  The investment objective of GROWTH AND INCOME FUND is to provide current in-come and capital growth. Growth and Income Fund seeks to achieve this objective by investing primarily in dividend-paying equity securities believed by its in-vestment adviser to have the potential for rapid earnings growth; stocks are selected through a disciplined methodology that utilizes quantitative measures of value, earnings and price momentum, as well as fundamental analysis.

  The investment objective of GROWTH FUND is to provide long-term capital ap-preciation. Growth Fund seeks to achieve this objective by investing primarily in equity securities (common and preferred stocks and securities convertible into common or preferred stocks) issued by companies that, in the judgment of its investment adviser, have substantial potential for capital growth.

  Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") serves as in-vestment adviser and administrator for each Fund. Each Fund is a diversified series of an open-end management investment company.

  There can be no assurance that either Fund will achieve its investment objec-tive. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. Each Fund's investment objective and certain invest-ment limitations as described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by each Trust's board of trustees without shareholder approval.

GROWTH AND INCOME FUND

  Growth and Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities (common and preferred stocks) believed by Mitchell Hutchins to have the potential for rapid earnings growth. Under normal circumstances, the Fund invests at least 65% of its total assets in such secu-rities. In managing the Fund, Mitchell Hutchins follows a disciplined methodol-ogy under which stocks from a universe of approximately 2,000 medium to large capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic fore-cast. Stocks are selected for the Fund based on fundamental analysis of the highest ranking stocks.

  Growth and Income Fund may invest up to 35% of its total assets in equity se-curities not meeting the above criteria, as well as convertible securities, U.S. government securities, investment grade corporate debt securities and money market instruments. See "Other Investment Policies and Risk Factors--Debt Securities." The Fund may invest in instruments other than common stocks when, in the opinion of Mitchell Hutchins, their projected total return is equal to or greater than that of common stocks or when such holdings might reduce the volatility of the Fund's portfolio.

  Growth and Income Fund primarily purchases equity securities of issuers with medium to large capitalization. The Fund generally does not invest in stocks of issuers with market capitalization below $300 million. Over the past 65 years, the total return of equity investments, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), has exceeded the inflation rate, as measured by the Consumer Price Index, as well as total return on long-term Treasury bonds, long-term corporate bonds and short-term Treasury bills. Howev-er, year-to-year fluctuations in each of these indexes and instruments have been significant, and total return for the S&P 500 for some periods has been negative. There can be no assurance that this trend will continue, and the Fund's performance may be better or worse than that of the S&P 500.

GROWTH FUND

  In selecting equity securities for investment by Growth Fund, Mitchell Hutchins considers all those factors it believes affect potential capital ap-preciation, including an issuer's current and projected revenues, earnings, cash flow and assets, as well as general market conditions in relevant indus-tries. Under normal circumstances, at least 65% of the Fund's assets is in-vested in equity securities. The Fund may invest up to 35%, and for temporary purposes more than 35%, of its assets in U.S. government securities and non-convertible corporate debt securities. In seeking capital appreciation, the Fund would invest in debt securities when, for instance, Mitchell Hutchins an-ticipates that market interest rates may decline or credit factors or ratings affecting particular issues may improve. The Fund may invest in corporate debt securities rated lower than investment grade. See "Other Investment Policies and Risk Factors--Debt Securities."

OTHER INVESTMENT POLICIES AND RISK FACTORS

  DEBT SECURITIES. Each Fund is permitted to purchase investment grade corpo-rate debt securities. Securities rated BBB by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weak-ened capacity for such securities to make principal and interest payments than is the case for higher-rated debt securities. Growth Fund is also permitted to invest up to 35% of its total assets in debt securities (including both con-vertible and non-convertible debt securities) rated as low as B+ by S&P or B1 by Moody's or comparably rated by another NRSRO. Growth and Income Fund is per-mitted to invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's or comparably rated by another NRSRO.These securities are deemed by those NRSROs to be pre-dominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds." Each Fund is also permitted to purchase debt securities that are not rated by S&P, Moody's or an-other NRSRO but that Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. See the Statement of Additional Information for more information about S&P and Moody's ratings.

  Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. Mitchell Hutchins will consider such an event in deter-mining whether the Fund should continue to hold the security but is not re-quired to dispose of it. Credit ratings attempt to evaluate the safety of prin-cipal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the securi-ty. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

  Lower rated debt securities generally offer a higher current yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of eco-nomic downturn or rising interest rates, highly leveraged issuers may experi-ence financial stress which could adversely affect their ability to make pay-ments of interest and principal and increase the possibility of default. In ad-dition, such issuers may not have more traditional methods of financing avail-able to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

  The market for lower rated debt securities has expanded rapidly in recent years, and its growth has generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantial-ly, reflecting an expectation that many issuers of such securities might expe-rience financial difficulties. As a result, the yields on lower rated debt se-curities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such secu-rities at fair value in response to changes in the economy or financial mar-kets. Adverse publicity and investor perceptions, whether or not based on fun-damental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  U.S. government securities in which the Funds may invest include direct obli-gations of the U.S. Treasury as well as obligations of U.S. government agencies and instrumentalities backed by the U.S. Treasury or primarily or solely by the credit of the issuer.

  DOLLAR-DENOMINATED FOREIGN SECURITIES. Each Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. These investments may involve special risks, arising both from politi-cal and economic developments abroad and differences between foreign and U.S regulatory systems. Foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. The prices of these securities may also be affected by fluctuations in the values of foreign currencies.

  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different is-suer within a particular period of time at a specified price or formula. The Funds may convert any convertible securities they may own into common or pre-ferred stock, and they may hold the common or preferred stock upon conversion.

  A convertible security entitles the holder to receive interest paid or ac-crued on debt or dividends paid on preferred stock until the convertible secu-rity matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible se-curities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the poten-tial for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is re-duced depends in large measure upon the degree to which the convertible secu-rity sells above its value as a fixed income security.

  HEDGING STRATEGIES. Each Fund may attempt to reduce the overall risk of its investments (hedge) by using options (both exchange-traded and OTC) and futures contracts. A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Appendix to this Pro-spectus describes the hedging instruments a Fund may use. The Statement of Ad-ditional Information contains further information on these strategies.

  The Funds may write (sell) covered put and call options or buy put and call options on securities in which they may invest and on stock indices. In addi-tion, the Funds may buy and sell stock index futures contracts and interest rate futures contracts and may write covered put and call options or buy put and call options on such futures contracts. Because each Fund intends to use options and futures for hedging purposes, each Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal conditions, however, each Fund's use of these instruments will place at risk a much smaller portion of its assets.

  The Funds might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for a Fund, the Fund would be in a better posi-tion had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instru-ments are different from those needed to select a Fund's securities, (2) possi-ble imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate securities in connection with hedging transac-tions and the possible inability of such Fund to close out or to liquidate its hedged position.

  New financial products and risk management techniques continue to be devel-oped. Each Fund may use these instruments and techniques to the extent consis-tent with its investment objective and regulatory and federal tax considera-tions.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in il-liquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" Mitchell Hutchins has determined to be liquid under procedures approved by each Trust's trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933. Institutional mar-kets for restricted securities have developed as a result of Rule 144A, provid-ing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-el-igible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate (100% or more) for a Fund will involve correspondingly greater transaction costs, which will be borne directly by that Fund, and may increase the potential for short-term capital gains.

  LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institu-tional investors that Mitchell Hutchins deems qualified. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering the securities.

  OTHER INFORMATION. When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, each Fund temporarily may commit all or a portion of its assets to cash or money market instruments, including repurchase agree-ments. The Funds may also engage in short sales of securities "against the box" to defer realization of gains or losses for tax or other purposes. Each Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets, and such borrowings may include reverse repurchase agreements aggregating up to 5% of the Fund's net assets.

                                   PURCHASES

  Class Y shares are sold to eligible investors at the net asset value next determined (see "Valuation of Shares") after the purchase order is received at PaineWebber's New York City offices or, for purchases by the trustee of the PW SIP, by the Fund's transfer agent ("Transfer Agent"). No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to Rule 12b-1 distribution or service fees. Mitchell Hutchins is the distributor for each Fund's shares and has appointed PaineWebber Incorporated ("PaineWebber") as the exclusive dealer for the sale of those shares. Each Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the of-fering of Class Y shares for a period of time.

  PURCHASES BY INSIGHT PARTICIPANTS. An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual funds in the Flexible Pricing System SM and certain specified other mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administra-tion fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber ac-counts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced. Please contact your PaineWebber investment executive or

PaineWebber correspondent firm or call 1-800-647-1568 for more information con-cerning mutual funds that are available to INSIGHT participants or for other INSIGHT information.

  PURCHASES BY THE TRUSTEE OF THE PW SIP. Class Y shares also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW SIP purchases Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. INDIVIDUAL PLAN PARTICIPANTS SHOULD CONSULT THE PLAN INFORMATION STATEMENT AND SUMMARY PLAN DESCRIPTION OF THE PW SIP (COLLECTIVELY "PLAN DOCUMENTS") FOR A DESCRIPTION OF THE PROCEDURES AND LIMITATIONS APPLICABLE TO MAKING AND CHANGING INVESTMENT CHOICES. Copies of the Plan Documents are available from the PaineWebber Incorporated Benefits Depart-ment, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 (telephone 1-201-902-4444).

  As described in the Plan Documents, the average net asset value per share at which Class Y shares of a Fund are purchased or redeemed by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

  ACQUISITION OF CLASS Y SHARES BY OTHERS. Present holders of Class Y shares of a former Mitchell Hutchins/Kidder, Peabody ("MH/KP") mutual fund who are not current INSIGHT participants may acquire Class Y shares of a Fund only when those shares are issued in connection with the reorganization of the MH/KP mu-tual fund into that Fund. This category includes former employees of Kid-der, Peabody & Co., Incorporated, their associated accounts and present and former directors and trustees of the MH/KP mutual funds. Dividends and other distributions on Class Y shares of a Fund issued in connection with the reorga-nization will be paid in additional Class Y shares at net asset value, unless the shareholder has requested cash payments. These holders may not otherwise purchase additional Class Y shares.

 The Fund is authorized to offer Class Y shares to other employee benefit and retirement plans of PW Group and its affiliates and certain other investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants and the PW SIP are the only purchasers in these two categories.

                                  REDEMPTIONS

  Class Y shares may be redeemed at their net asset value, and redemption pro-ceeds will be paid after receipt of a redemption request, as described below.

  REDEMPTIONS THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. INSIGHT participants who are Class Y shareholders may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As each Fund's agent, PaineWebber may honor a redemption request by repurchasing Class Y shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices. A "Busi-ness Day" is any day, Monday through Friday, on which the New York Stock Ex-change Inc. ("NYSE") is open for business.

  PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

  REDEMPTION THROUGH THE TRANSFER AGENT. Shareholders also may redeem Class Y shares through each Fund's Transfer Agent, PFPC Inc. ("Transfer Agent"). Share-holders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next com-puted after it is received in "good order," and redemption proceeds will be paid within seven days of the receipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations. Shareholders are responsible for ensuring that a request for redemption is received in "good or-der."

  REDEMPTIONS FOR PARTICIPANTS IN PW SIP. The trustee of the PW SIP redeems Class Y shares to implement the investment choices of individual plan partici-pants with respect to their PW SIP contributions, as described in the Plan Doc-uments referenced under "Purchases" above. As described in the Plan Documents, the average net asset value per share at which Class Y shares are redeemed by the trustee of the PW SIP might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices.

  ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder (other than a partici-pant in the PW SIP) may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption re-quirements generally, should be referred to the shareholder's PaineWebber in-vestment executive or correspondent firm. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

  Because each Fund incurs certain fixed costs in maintaining shareholder ac-counts, the Fund reserves the right to redeem all Fund shares in any share-holder account having a net asset value below the lesser of $500 or the current minimum for initial purchases. If a Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to the minimum required level or more within 60 days of the notice. A Fund will not redeem accounts that fall below the minimum required level solely as a result of a reduction in net asset value per share.

                              DIVIDENDS AND TAXES

  DIVIDENDS. Growth Fund pays dividends from its net investment income annual-ly. Growth and Income Fund pays dividends from its net investment income semi-annually. Each

Fund distributes annually substantially all of its net capital gain (the ex-cess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any. Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and cap-ital gain.

  PW SIP PARTICIPANTS. Dividends and other distributions are paid in addi-tional Class Y shares at net asset value unless the Transfer Agent is in-structed otherwise.

  INSIGHT PARTICIPANTS. Dividends and other distributions are paid in addi-tional Class Y shares at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distri-butions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or corespondent firms.

  TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

  PW SIP PARTICIPANTS. Qualified profit-sharing plans such as the PW SIP pay no federal income tax. Individual participants in the PW SIP should consult the Plan Documents and their own tax advisers for information on the tax con-sequences associated with participating in the PW SIP.

  INSIGHT PARTICIPANTS. Dividends from each Fund's investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or in additional shares) are taxable to its share-holders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

  Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and any portion of those dividends that qualifies for the div-idends-received deduction allowed to corporations.

  Each Fund is required to withhold 31% of all dividends, capital gain distri-butions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from divi-dends and capital gain distributions payable to such shareholders who other-wise are subject to backup withholding.

  A redemption of Fund shares may result in taxable gain or loss to the re-deeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. In ad-dition, if shares are purchased within 30 days before or after redeeming other Fund shares at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly acquired shares.


  The foregoing is only a summary of some of the important federal tax consid-erations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other feder-al, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

                              VALUATION OF SHARES

  The net asset value of each Fund's shares, fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is computed by divid-ing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.

  Each Fund values its assets based on their current market value where market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of each Trust's board of trustees. The amortized cost method of valuation gen-erally is used to value debt obligations with 60 days or less remaining to ma-turity, unless the board of trustees determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valu-ing lower rated debt securities in which the Funds may invest, because there is less reliable, objective data available.

                                   MANAGEMENT

  The board of trustees for each Trust, as part of its overall management re-sponsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, investment adviser and administrator of each Fund, makes and implements all investment decisions and supervises all aspects of the operations of the Funds. Brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by each Trust's board of trustees.

  Mitchell Hutchins receives a monthly fee for these services, at the annual rate of 0.75% of average daily net assets for Growth Fund and 0.70% of average daily net assets for Growth and Income Fund. The advisory fees for Growth Fund are higher than those paid by most investment companies to their advisers, but Mitchell Hutchins believes the fees are comparable to the advisory fees paid by other funds with similar investment objectives and policies.

  Each Fund incurs other expenses and, for the fiscal year ended August 31, 1995, each Fund's total expenses for its Class Y shares, stated as a percentage of net assets, were as follows: 0.89% for Growth and Income Fund and 0.97% for Growth Fund. See "Fund Expenses."

  Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by PW Group, the sponsor of the PW SIP and a publicly owned finan-cial services holding company. As of October 31, 1995, Mitchell Hutchins was adviser or a sub-adviser to 38 investment companies with 75 separate portfolios and aggregate assets of over $29 billion.

  Mark A. Tincher has been responsible for the day-to-day management of Growth and Income Fund since April 1995. Mr. Tincher is a Managing Director and chief investment officer of equity investments of Mitchell Hutchins responsible for overseeing the management of domestic equity investments for Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank ("Chase") where he was Vice President and directed the U.S. Funds Management and Equity Research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

  Ellen R. Harris has been primarily responsible for the day-to-day portfolio management of Growth Fund since its inception. Ms. Harris is a vice president of PaineWebber Olympus Fund and a managing director of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1983 as a portfolio manager, Ms. Harris served as a vice president and portfolio manager at American General Capital Management (now American Capital Management).

  Other members of Mitchell Hutchins' domestic equities and fixed income groups provide input on market outlook, interest rate forecasts and other considera-tions pertaining to domestic equity and fixed income investments.

  Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for persons investing and restricts certain transactions.

                            PERFORMANCE INFORMATION

  Each Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady com-pound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return cal-culations assume reinvestment of dividends and other distributions.

  Each Fund may use other total return presentations in conjunction with stan-dardized return. These may cover the same or different periods than those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

  Total return information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

                              GENERAL INFORMATION

  ORGANIZATION. Each Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated October 31, 1986. The trustees of each Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share, of each Trust. Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in this Prospectus about the other Fund. The trustees of the Trusts have considered this factor in approving the use of a combined Prospectus.

  The shares of beneficial interest of each Fund are divided into four Classes, designated Class A, Class B, Class C and Class Y shares. Each Class represents interests in the same assets of each Fund. Class A, B and C differ as follows:
(1) each Class has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon most redemptions and will automatically convert to Class A shares approximately six years after issuance, (4) Class C shares are not subject to an initial sales charge but are subject to a contin-gent deferred sales charge if redeemed within one year of purchase, bear ongo-ing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. The board of trustees of each Trust does not anticipate that there will be any conflicts among the interests of the holders of each Class of Fund shares. On an ongoing basis, each board of trustees will consider whether any such con-flict exists and, if so, take appropriate action.

  The different sales charges and other expenses applicable to the different Classes of each Fund's shares may affect their performance. More information concerning the other classes of each Fund's shares offered to the public may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.

  The Trusts do not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees of a Trust holding office have been elected by shareholders. Share-holders of record holding at least two-thirds of the outstanding shares of a Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of share-holders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of a Trust's outstanding shares. Each share of a Fund has equal voting rights, except as noted above. Each share of a Fund is entitled to participate propor-tionately in dividends and other distributions and the proceeds of any liquida-tion, except that, due to the differing expenses borne by the four Classes, these dividends and liquidation proceeds are likely to be lower on the other Classes than for Class Y shares.

  To avoid additional operating costs and for investor convenience, share cer-tificates are not issued. Ownership of shares of each Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heri-tage Drive, North Quincy, Massachusetts 02171, is custodian for Growth and In-come Fund and Growth Fund. PFPC Inc., a subsidiary of PNC Bank, National Asso-ciation, whose principal address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Funds' transfer and dividend disbursing agent.

  CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of each Fund. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders also re-ceive audited annual and unaudited semi-annual financial statements of the Funds. The PW SIP receives confirmations of purchases and redemptions of shares of the Funds and quarterly statements from the Transfer Agent. The PW SIP also receives audited annual and unaudited semi-annual financial statements of the Funds. PW SIP participants receive periodic information about their plan par-ticipation from the PW SIP plan administrator.

                                                                        APPENDIX

  The Funds may use the hedging instruments described below:

    OPTIONS ON EQUITY AND DEBT SECURITIES--A call option is a short-term con-tract pursuant to which the purchaser of the option, in return for a premi-um, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call op-tion, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the under-lying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon the ex-ercise of the option during the option term, to buy the underlying security at the exercise price.

    OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market val-ues of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the ex-ercise price and the closing price of the stock index.

    STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilat-eral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures con-tract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expira-tion date of the contract.

    INTEREST RATE FUTURES CONTRACTS--Interest rate futures contracts are bi-lateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt se-curities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures con-tract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an op-tion, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   2
Financial Highlights.......................................................   3
Investment Objectives and Policies.........................................   4
Purchases..................................................................   8
Redemptions................................................................   9
Dividends and Taxes........................................................  10
Valuation of Shares........................................................  12
Management.................................................................  12
Performance Information....................................................  13
General Information........................................................  13
Appendix...................................................................  15



(C) 1995 PaineWebber Incorporated

[LOGO OF RECYCLED PAPER APPEARS HERE]



PAINEWEBBER



GROWTH AND INCOME FUND
GROWTH FUND
Class Y Shares




PROSPECTUS

November 15, 1995

                       PAINEWEBBER GROWTH AND INCOME FUND
                            PAINEWEBBER GROWTH FUND
                                 CLASS Y SHARES
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  The two funds named above (each a "Fund") are diversified series of PaineWebber America Fund and PaineWebber Olympus Fund, respectively (each a "Trust"), professionally managed, open-end investment companies organized as Massachusetts business trusts. PaineWebber Growth and Income Fund ("Growth and Income Fund") seeks current income and capital growth; it invests primarily in dividend-paying equity securities believed by its investment adviser to have the potential for rapid earnings growth; stocks are selected through a disciplined methodology that utilizes quantitative measures of value, earnings and price momentum, as well as fundamental analysis. PaineWebber Growth Fund ("Growth Fund") seeks long-term capital appreciation; it invests primarily in equity securities issued by companies deemed by its investment adviser to have substantial potential for capital growth. The Funds' investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated November 15, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan may obtain a copy of the Prospectus by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbour Boulevard, 10th Floor, Weehawken, New Jersey 07087 or by calling 1-201-902-4444. This Statement of Additional Information is dated November 15, 1995, as revised December 1, 1995.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's") Standard & Poor's, a division of The McGraw Hill Companies, Inc., ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

  As noted in the Prospectus, the Funds may invest in non-investment grade debt securities--that is, debt securities that are not rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. To the extent the Funds invest in U.S. dollar denominated securities of foreign issuers, these securities may not be registered with the Securities and Exchange Commission ("SEC"), nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  The Funds may invest in foreign securities by purchasing American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

  Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject.

  CONVERTIBLE SECURITIES. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities.

  Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trusts' boards of trustees. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

  The board of trustees for each Trust has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins will monitor the liquidity of restricted securities in each Fund's portfolio and report periodically on such decisions to the board of trustees.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by a Fund upon acquisition is accrued as interest and included in that Fund's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent.

  Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trusts' boards of trustees. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the boards' general supervision.

  REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of the Fund's total assets. Such agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary purposes. While a reverse repurchase agreement is outstanding, a Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loans at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  SHORT SALES "AGAINST THE BOX". As indicated in the Prospectus, each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When a Fund sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Fund will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. Neither Fund currently intends to have obligations under short-sales that at any time during the coming year exceed 5% of its net assets.

  A Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Mitchell Hutchins wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

  SEGREGATED ACCOUNTS. When a Fund enters into certain transactions to make future payments to third parties, including reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated cash account, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging Strategies," segregated accounts may also be required in connection with certain transactions involving options and futures contracts.

INVESTMENT LIMITATIONS OF THE FUNDS

  GROWTH AND INCOME FUND. Growth and Income Fund may not (1) purchase any securities other than those its investment objective permits it to purchase;
(2) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of Growth and Income Fund's total assets would be invested in such issuer or Growth and Income Fund would own or hold more than 10% of the outstanding voting securities of that issuer, provided, however, that up to 25% of the value of Growth and Income Fund's total assets may be invested without regard to these limitations; (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that Growth and Income Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts; (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Growth and Income Fund may be deemed an underwriter under the federal securities laws; (5) make short sales of securities or maintain a short position, except that Growth and Income Fund may (a) make short sales and may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box"; (6) purchase or sell real estate, provided that Growth and Income Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interest therein; (7) purchase or sell commodities or commodity contracts, except that Growth and Income Fund may purchase or sell stock index futures, interest rate futures and options thereon; (8) invest in oil, gas or mineral-related programs or leases; (9) make loans, except through loans of portfolio securities as described herein and except through repurchase agreements; provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of loans; (10) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer; (11) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of Growth and Income Fund's total assets; provided further that Growth and Income Fund will not purchase securities while borrowings in excess of 5% of Growth and Income Fund's total assets are outstanding; or (12) make an investment in any one industry if the investment would cause the aggregate value of Growth and Income Fund's investments in such industry to exceed 25% of Growth and Income Fund's total assets.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Growth and Income Fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions may be changed by the Trust's board of trustees without shareholder approval: Growth and Income Fund may not (1) purchase or retain the securities of any issuer if the officers and trustees of the Trust and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of an issuer) own in the aggregate more than 5% of the securities of the issuer; (2) purchase any security if as a result more than 5% of it's total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years; (3) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; or
(4) make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange, Inc.., provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the it's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term "warrants" does not include options on securities, stock or bond indices or futures contracts; or (5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders.

  The Fund will continue to interpret fundamental investment limitation (6) to prohibit investment in real estate limited partnerships.

  GROWTH FUND. Growth Fund may not (1) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of Growth Fund's total assets; provided further that Growth Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of Growth Fund's total assets are outstanding; (2) make an investment in any one industry if the investment would cause the aggregate value of Growth Fund's investments in such industry to exceed 25% of Growth Fund's total assets; (3) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of Growth Fund's total assets would be invested in such issuer or Growth Fund would own or hold more than 10% of the outstanding voting securities of that issuer, provided, however, that up to 25% of the value of Growth Fund's total assets may be invested without regard to these limitations; (4) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that Growth Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts; (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Growth Fund may be deemed an underwriter under federal securities laws; (6) make short sales of securities or maintain a short position, except that Growth Fund may (a) make short sales and may maintain short positions in connection with its use of options, futures contracts and options on future contracts and (b) sell short "against the box"; (7) purchase or sell real estate, provided that Growth Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; (8) purchase or sell commodities or commodity contracts, except that Growth Fund may purchase or sell stock index futures and interest rate futures and options thereon; (9) invest in oil, gas or mineral-related programs or leases; (10) make loans, except through loans of portfolio securities as described herein and except through repurchase agreements; provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of loans; or (11) purchase any securities issued by any other investment company, except by purchase in the open market where no commission or profit, other than a customary brokers' commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of Growth Fund's total assets, and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Growth Fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions may be changed by the Trust's board of trustees without shareholder approval: Growth Fund may not (1) purchase or retain the securities of any issuer if the officers and trustees of the Trust and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of an issuer) own in the aggregate more than 5% of the securities of the issuer; (2) purchase any security if as a result more than 5% of its total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years; (3) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (4) make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the NYSE on Amex, provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of its net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term "warrants" does not include options on securities, stock or bond indices or futures contracts; or (5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders. The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

  In determining its compliance with the 35% limit on investments in debt securities rated below investment grade, the Fund will include convertible debt securities.

                               HEDGING STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Funds' portfolios. The particular Hedging Instruments are described in the Appendix to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transactions costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins are experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

  The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. The Funds will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Funds may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities and stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by the Funds would be considered illiquid to the extent described under "Investment Policies and Limitations--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Funds may purchase and write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Funds will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt options used by the Funds are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. A Fund's use of options is governed by the following guidelines, which can be changed by its Trust's board of trustees without shareholder vote:

    (1) A Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

    (2) The aggregate value of securities underlying put options written by a Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

    (3) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Funds may purchase and sell stock index futures contracts and interest rate futures contracts. The Funds may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using strategies similar to those used for writing covered options on securities or indices.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES. A Fund's use of futures is governed by the following guidelines, which can be changed by its Trust's board of trustees without shareholder vote:

    (1) To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

    (2) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of the Fund's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Fund will not exceed 5% of the Fund's net assets.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of each Trust (except as indicated), their ages, business addresses and principal occupations during the past five years are:

                                  POSITION  WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS*                   EACH TRUST                    OTHER DIRECTORSHIPS
-----------------                 --------------                 --------------------
E. Garrett Bewkes, Jr.**; 69        Trustee and       Mr. Bewkes is a director of and a consul-
                                  Chairman of the      tant to Paine Webber Group Inc. ("PW
                                 Board of Trustees     Group") (holding company of PaineWebber
                                                       and Mitchell Hutchins). Prior to 1988, he
                                                       was chairman of the board, president and
                                                       chief executive officer of American Baker-
                                                       ies Company. Mr. Bewkes is also a director
                                                       of Interstate Bakeries Corporation NaPro
                                                       Biotherapeutics, Inc. and a director or
                                                       trustee of 24 other investment companies
                                                       for which Mitchell Hutchins or PaineWebber
                                                       serves as investment adviser.
Meyer Feldberg; 53                    Trustee         Mr. Feldberg is Dean and Professor of Man-
Columbia University                                    agement of the Graduate School of Busi-
101 Uris Hall                                          ness, Columbia University. Prior to July
New York, New York 10027                               1989, he was president of the Illinois In-
                                                       stitute of Technology. Dean Feldberg is
                                                       also a director of AMSCO International
                                                       Inc., Federated Department Stores, Inc.,
                                                       and New World Communications Group Incor-
                                                       porated and a director or trustee of 16
                                                       other investment companies for which
                                                       Mitchell Hutchins or PaineWebber serves as
                                                       investment adviser.
George W. Gowen; 66                   Trustee         Mr. Gowen is a partner in the law firm of
666 Third Avenue                                       Dunnington, Bartholow & Miller. Prior to
New York, New York 10017                               May 1994, he was a partner in the law firm
                                                       of Fryer, Ross & Gowen. Mr. Gowen is also
                                                       a director of Columbia Real Estate Invest-
                                                       ments, Inc. and a director or trustee of
                                                       14 other investment companies for which
                                                       Mitchell Hutchins or PaineWebber serves as
                                                       an investment adviser.

                                POSITION  WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS*                 EACH TRUST                    OTHER DIRECTORSHIPS
-----------------               --------------                 --------------------
Frederic V. Malek; 58               Trustee         Mr. Malek is chairman of Thayer Capital
901 15th Street, N.W.                                Partners (investment bank) and a co-chair-
Suite 300                                            man and director of CB Commercial Group
Washington, D.C. 20005                               Inc. (real estate). From January 1992 to
                                                     November 1992, he was campaign manager of
                                                     Bush-Quayle '92. From 1990 to 1992, he was
                                                     vice chairman, and from 1989 to 1990, he
                                                     was president of Northwest Airlines Inc.,
                                                     NWA Inc. (holding company of Northwest
                                                     Airlines Inc.) and Wings Holdings Inc.
                                                     (holding company of NWA Inc.). Prior to
                                                     1989, he was employed by the Marriott Cor-
                                                     poration (hotels, restaurants, airline ca-
                                                     tering and contract feeding), where he
                                                     most recently was an executive vice presi-
                                                     dent and president of Marriott Hotels and
                                                     Resorts. Mr. Malek is also a director of
                                                     American Management Systems, Inc., Auto-
                                                     matic Data Processing, Inc., Avis, Inc.,
                                                     FPL Group, Inc., ICF International, Manor
                                                     Care, Inc., National Education Corporation
                                                     and Northwest Airlines Inc. and a director
                                                     or trustee of 14 other investment compa-
                                                     nies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Judith Davidson Moyers; 60          Trustee         Mrs. Moyers is president of Public Affairs
Public Affairs Television                            Television, Inc., an educational consul-
356 W. 58th Street                                   tant and a home economist. Mrs. Moyers is
New York, New York 10019                             also a director of Ogden Corporation and a
                                                     director or trustee of 14 other investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Margo N. Alexander; 48              President       Mrs. Alexander is president, chief execu-
                                                     tive officer and a director of Mitchell
                                                     Hutchins. Prior to January 1995, Mrs. Al-
                                                     exander was an executive vice president of
                                                     PaineWebber. Mrs. Alexander is also a director
                                                     or trustee of one investment company and president
                                                     of 31 other investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment adviser.

                         POSITION  WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS*          EACH TRUST                    OTHER DIRECTORSHIPS
-----------------        --------------                 --------------------
Teresa M. Boyle; 37      Vice President      Ms. Boyle is a first vice president and
                                              manager--advisory administration of Mitchell
                                              Hutchins. Prior to November 1993, she
                                              was Compliance Manager of Hyperion Capital
                                              Management, Inc., an investment advisory
                                              firm. Prior to April 1993, Ms. Boyle was a
                                              vice president and manager--legal adminis-
                                              tration of Mitchell Hutchins. Ms. Boyle is
                                              also a vice president of 31 other invest-
                                              ment companies for which Mitchell Hutchins
                                              or PaineWebber serves as investment advis-
                                              er.

Gigi L. Capes; 31      Vice President and    Ms. Capes is a vice president and the tax
                       Assistant Treasurer    manager of the mutual fund finance divi-
                                              sion of Mitchell Hutchins. Prior to 1992,
                                              she was a tax senior consultant with KPMG
                                              Peat Marwick. Ms. Capes is also a vice
                                              president and assistant treasurer of 30
                                              other investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as
                                              investment adviser.


Joan L. Cohen; 31      Vice President and    Ms. Cohen is a vice president and attorney
                       Assistant Secretary    of Mitchell Hutchins. Prior to December
                                              1993, she was an associate at the law firm
                                              of Seward & Kissel. Ms. Cohen is also a
                                              vice president and assistant secretary of
                                              24 other investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as
                                              investment
                                              adviser.

Ellen R. Harris; 49    Vice President        Ms. Harris is a managing director of Mitchell
                       (Olympus Fund)         Hutchins. Ms. Harris is also a vice
                                              president of two other investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as investment adviser.

C. William Maher; 34   Vice President and    Mr. Maher is a first vice president and a
                       Assistant Treasurer    senior manager of the mutual fund finance
                                              division of Mitchell Hutchins. Mr. Maher
                                              is also a vice president and assistant
                                              treasurer of 31 other investment companies
                                              for which Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

                               POSITION  WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS*                EACH TRUST                    OTHER DIRECTORSHIPS
-----------------              --------------                 --------------------
Ann E. Moran; 38             Vice President and    Ms. Moran is a vice president of Mitchell
                             Assistant Treasurer    Hutchins. Ms. Moran is also a vice presi-
                                                    dent and assistant treasurer of 31 other
                                                    investment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as invest-
                                                    ment adviser.
Dianne E. O'Donnell; 43      Vice President and    Ms. O'Donnell is a senior vice president
                                  Secretary         and deputy general counsel of Mitch-
                                                    ell Hutchins. Ms. O'Donnell is also a vice
                                                    president and secretary of 31 other in-
                                                    vestment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as invest-
                                                    ment adviser.
Victoria E. Schonfeld; 44      Vice President      Ms. Schonfeld is a managing director and
                                                    general counsel of Mitchell Hutchins. From
                                                    April 1990 to May 1994, she was a partner
                                                    in the law firm of Arnold & Porter. Ms.
                                                    Schonfeld is also a vice president of 31
                                                    other investment companies for which
                                                    Mitchell Hutchins or PaineWebber serves as
                                                    investment adviser.
Paul H. Schubert; 32         Vice President and    Mr. Schubert is a first vice president and
                             Assistant Treasurer    a senior manager of the mutual fund fi-
                                                    nance division of Mitchell Hutchins. From
                                                    August 1992 to August 1994, he was a vice
                                                    president at BlackRock Financial Manage-
                                                    ment, Inc. Prior to August 1992, he was an
                                                    audit manager with Ernst & Young LLP. Mr.
                                                    Schubert is also a vice president and as-
                                                    sistant treasurer of 31 other investment
                                                    companies for which Mitchell Hutchins or
                                                    PaineWebber serves as investment adviser.
Julian F. Sluyters; 35       Vice President and    Mr. Sluyters is a senior vice president and
                                  Treasurer         the director of the mutual fund finance
                                                    division of Mitchell Hutchins. Prior to
                                                    1991, he was an audit senior manager with
                                                    Ernst & Young LLP. Mr. Sluyters is also a
                                                    vice president and treasurer of 31 other
                                                    investment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as invest-
                                                    ment adviser.

                         POSITION  WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS*          EACH TRUST                    OTHER DIRECTORSHIPS
-----------------        --------------                 --------------------
Mark A. Tincher; 40      Vice President      Mr. Tincher is a managing director and
                                              chief investment officer--U.S. equity in-
                                              vestments of Mitchell Hutchins. Prior to
                                              March 1995, he was a vice president and
                                              directed the U.S. funds management and eq-
                                              uity research areas of Chase Manhattan
                                              Private Bank. Mr. Tincher is also vice
                                              president of ten other investment compa-
                                              nies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.
Gregory K. Todd; 38    Vice President and    Mr. Todd is a first vice president and as-
                       Assistant Secretary    sociate general counsel of Mitchell
                                              Hutchins. Prior to 1993, he was a partner
                                              in the law firm of Shereff, Friedman,
                                              Hoffman & Goodman. Mr. Todd is also a vice
                                              president and assistant secretary of 31
                                              other investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as
                                              investment adviser.
Keith A. Weller; 34    Vice President and    Mr. Weller is a first vice president and
                       Assistant Secretary    associate general counsel of Mitchell
                                              Hutchins. From September 1987 to May 1995,
                                              he was an attorney in private practice. Mr
                                              Weller is also a vice president and assis-
                                              tant secretary of 23 other investment com-
                                              panies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of each Trust as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of his position with PW Group.

  Each Trust pays trustees who are not "interested persons" of the Trust $250 per meeting of the board or any committee thereof; the Trusts also pay each such trustee the following annual compensation; $3,000 for PaineWebber Atlas Fund, $1,500 for PaineWebber America Fund and $2,000 for PaineWebber Olympus Fund. Trustees also are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trusts own in the aggregate less than 1% of the shares of each Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trusts and the Funds, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of each Trust's current trustees who held office during the fiscal year ended August 31, 1995:

                               COMPENSATION TABLE

                                                                                  TOTAL
                                                      PENSION OR               COMPENSATION
                                                      RETIREMENT                 FROM THE
                            AGGREGATE     AGGREGATE    BENEFITS                 TRUSTS AND
                          COMPENSATION  COMPENSATION  ACCRUED AS   ESTIMATED       THE
                              FROM          FROM      PART OF A     ANNUAL     FUND COMPLEX
                           PAINEWEBBER   PAINEWEBBER    FUND'S   BENEFITS UPON   PAID TO
NAME OF PERSON, POSITION  AMERICA FUND* OLYMPUS FUND*  EXPENSES   RETIREMENT    TRUSTEES**
------------------------  ------------- ------------- ---------- ------------- ------------
E. Garrett Bewkes, Jr.
 Trustee and chairman of
 the board of trustees..         --            --         --           --             --
Meyer Feldberg,
 Trustee................     $3,750         2,125         --           --        $86,050
George W. Gowen,
 Trustee................      3,750         2,125         --           --         71,425
Frederic V. Malek,
 Trustee................      3,750         2,125         --           --         77,875
Judith Davidson Moyers,
 Trustee................      3,750         2,125         --           --         71,125

--------
 * Represents fees paid to each trustee during the fiscal year ended August 31, 1995.
** Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each Fund pursuant to separate contracts dated March 1, 1989 with the respective Trusts (each an "Advisory Contract"). Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly at the annual rates set forth in the Prospectus.

  For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Funds paid (or accrued) to Mitchell Hutchins the following investment advisory and administration fees: Growth and Income Fund--$3,378,079, $4,892,163 and $6,413,944, respectively, and Growth Fund--$1,993,930,
$2,069,033 and $1,402,141, respectively.

  Between May 19, 1994 and April 25, 1995, Mitchell Hutchins Institutional Investors Inc. ("MHII"), a wholly owned subsidiary of Mitchell Hutchins, served as sub-adviser to Growth and Income Fund pursuant to a sub-advisory contract between MHII and Mitchell Hutchins under which Mitchell Hutchins (not the Fund) paid MHII a fee in the annual amount of 0.25% of the

Fund's average daily net assets. During the periods from September 1, 1994 to April 25, 1995 and May 19, 1994 to August 31, 1994, Mitchell Hutchins paid or accrued to MHII sub-advisory fees of $998,353 and $405,821, respectively.

  Under a service agreement with each Trust pursuant to which PaineWebber provides certain services not otherwise provided by the Fund's transfer agent, which agreements are reviewed by each Trust's board of trustees annually, during the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Funds paid (or accrued) the following respective fees: Growth and Income Fund--$219,613, $303,496 and $355,724, respectively; Growth Fund-- $114,163, $103,435 and $75,713, respectively.

  Under the terms of the applicable Advisory Contract, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the 1940 Act) of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fee, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof;
(17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse a Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to a Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, and extraordinary items, are excluded from this limitation. For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, no reimbursements were made pursuant to such limitation for either Fund.

  Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the

Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to a Fund.

  The following table shows the approximate net assets as of October 31, 1995, sorted by category of investment objective, of the investment companies which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                  INVESTMENT                                             NET
                   CATEGORY                                             ASSETS
                  ----------                                            ------
                                                                       ($ MIL)
     Domestic (excluding Money Market)................................ $5,680.0
     Global...........................................................  2,893.5
     Equity/Balanced..................................................  2,748.3
     Fixed Income (excluding Money Market)............................  5,825.0
       Taxable Fixed Income...........................................  4,083.1
       Tax-Free Fixed Income..........................................  1,741.9
     Money Market Funds............................................... 20,479.4

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class Y shares of each Fund under separate distribution contracts with each Trust dated July 1, 1991 that require Mitchell Hutchins to use its best efforts, consistent with its other business, to sell shares of the Funds. Class Y shares of the Funds are offered continuously. Under exclusive dealer agreements between Mitchell Hutchins and PaineWebber dated July 1, 1991, PaineWebber and its correspondent firms sell each Fund's Class Y shares.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the board of trustees of each Trust, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. Each Fund may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. During the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, respectively, the Funds paid approximately the following amounts in brokerage commissions: Growth and Income Fund--$1,241,906, $1,901,499 and $1,131,909; and Growth Fund--$273,991, $222,490 and $150,432.

  Neither Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are reasonable and fair. Specific provisions in each Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended August 31, 1995, Growth and Income Fund paid $65,991 and Growth Fund paid $4,200 to PaineWebber in brokerage commissions which represented 5.31% and 1.53%, respectively, of the total brokerage commissions paid by the Funds and 5.20% and 2.13%, respectively, of all portfolio transactions involving payment of commissions. For the fiscal years ended August 31, 1994 and August 31, 1993, Growth and Income Fund paid $47,142 and $108,080, respectively, and Growth Fund paid $9,326 and $3,500, respectively, to PaineWebber in brokerage commissions.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"). Each Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of each Fund and subject to the review of the board of trustees of each Trust, Mitchell Hutchins may cause a Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For Growth and Income Fund and Growth Fund, for the fiscal year ended August 31, 1995, Mitchell Hutchins (and, for Growth and Income Fund, MHII) directed $125,000,872, and $6,914,330, respectively, in portfolio transactions to brokers chosen because they provided research services, for which the Funds paid $168,587, and $9,720, respectively, in commissions.

  For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with these other funds or accounts may be used in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund involved and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  No Fund will purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board of trustees of each Trust pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to a Fund.

  PORTFOLIO TURNOVER. Each Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended August 31, 1995 and August 31, 1994, respectively, the Fund's portfolio turnover rates were 111.27% and 94.32% for Growth and Income Fund; 36.10% and 24.41% for Growth Fund.

                              VALUATION OF SHARES

  Each Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Trust's board of trustees. In valuing lower rated corporate debt securities it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

                            PERFORMANCE INFORMATION

  Each Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)/n/ = ERV

 where:

       P =   a hypothetical initial payment of $1,000 to purchase shares of a specified Class
       T =   average annual total return of shares of that Class
       n =   number of years
     ERV =   ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

  The following table shows performance information for the Class Y (formerly Class C) shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                                                         GROWTH AND
                                                         INCOME FUND GROWTH FUND
                                                         ----------- -----------
                                                           CLASS Y     CLASS Y
                                                         ----------- -----------
Fiscal year ended August 31, 1995:
Standardized Return*....................................    18.66%      11.58%
Non-Standardized Return.................................    18.66%      11.58%
Five years ended August 31, 1995:
 Standardized Return*...................................       NA          NA
 Non-Standardized Return................................       NA          NA
Inception** to August 31, 1995:
 Standardized Return*...................................     5.37%      10.33%
 Non-Standardized Return................................     5.37%      10.33%

--------
NOTE:
 * Class Y shares do not impose an initial or contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.
** The inception dates for the Class Y shares of the Funds are as follows:
   Growth and Income Fund--February 12, 1992; Growth Fund--August 26, 1991.

  OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE

CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  Each Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Funds are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in a Fund involves greater risks than an investment in either a money market fund or a CD.

  A Fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.


                                [CHART TO COME]

[Graph is from "Stocks, Bonds, Bills & Inflation 1995 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Singuefield). Used with permission. All rights reserved. The graph describes performance of a $10.00 investment in different types of investments during the period 1926-1994.]

  Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1993, stocks beat all other traditional asset classes. A $10 investment in the S&P 500 grew to $8,001, significantly more than any other investment.

  The chart shown is for illustrative purposes only and does not represent either Fund's performance and should not be considered an indication or guarantee of future results. Year-to-year fluctuations of the S&P 500 have been significant, and total return for some periods has been negative. The S&P 500 includes companies with larger market capitalizations than those in which the Funds invest. Unlike investors in bonds and Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on Treasury bonds with 20-year maturities.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.


  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  Growth and Income Fund and Growth Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is denominated in U.S. dollars and otherwise is a permissible investment. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The use of hedging strategies, such as writing ("selling") and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Income from transactions in options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

  If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                               OTHER INFORMATION

  Effective July 1, 1991, the name of Growth Fund was changed from "PaineWebber Classic Growth Fund" to its current name. Growth and Income Fund's name was changed from "PaineWebber Classic Growth and Income Fund" to "PaineWebber Dividend Growth Fund" effective May 17, 1991 and to its current name effective April 3, 1995. Effective on May 17, 1991, Growth and Income Fund was combined in a tax-free reorganization with PaineWebber Classic Dividend Growth Fund, which was at that time another series of PaineWebber America Fund. As a result of the reorganization, each shareholder of PaineWebber Classic Dividend Growth Fund became a shareholder of Growth and Income Fund. Prior to November 10, 1995, each Fund's Class Y shares were known as "Class C" shares.

  Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or Fund. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its Funds and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or the Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of a Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C., 20036-5891, counsel to each Fund, has passed upon the legality of the shares offered by the Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for each Fund.

                              FINANCIAL STATEMENTS

  The Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated herein by this reference.

                                                                        APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

  AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future; BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE DEBT RATINGS

  AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C1. The rating C1 is reserved for income bonds on which no interest is being paid; D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PAINEWEBBER

GROWTH AND INCOME FUND

PAINEWEBBER

GROWTH FUND

CLASS Y SHARES

--------------------------------------------------------------------------------
Statement of Additional Information
     November 15, 1995, as revised
               December 1, 1995

--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL IN-FORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 ------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Restrictions.......................................   1
Hedging Strategies.........................................................   9
Trustees and Officers......................................................  15
Investment Advisory and Distribution Arrangements..........................  20
Portfolio Transactions.....................................................  22
Valuation of Shares........................................................  25
Performance Information....................................................  25
Taxes......................................................................  28
Other Information..........................................................  30
Financial Statements.......................................................  31
Appendix...................................................................  32

PAINEWEBBER

(C) 1995 PaineWebber Incorporated

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